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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MAIDENFORM BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

485F US Highway 1 South, Iselin, NJ 08830

April 12, 2011

Dear Stockholders of Maidenform Brands, Inc.:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Maidenform Brands, Inc., to be held at 9:00 a.m., Eastern Daylight time, on May 26, 2011 at the offices of the Company at 200 Madison Avenue, 25th floor, New York, NY 10016.

Information concerning the matters to be considered and voted upon at the Annual Meeting is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold and whether you plan to attend the meeting in person. Accordingly, please submit your proxy through the Internet or complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying envelope. This will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

Thank you for your continued support and we look forward to seeing you at the Annual Meeting.

Sincerely,
Maurice S. Reznik Chief Executive Officer

MAIDENFORM BRANDS, INC.
485F US Highway 1 South
Iselin, NJ 08830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 9:00 A.M. ON MAY 26, 2011

TO THE STOCKHOLDERS OF MAIDENFORM BRANDS, INC.:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Maidenform Brands, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company at 200 Madison Avenue ,25th floor, New York, NY 10016 on Thursday, May 26, 2011 at 9:00 a.m., Eastern Daylight time, for the following purposes, as more fully described in the accompanying Proxy Statement (the "Proxy Statement"):

(1)
To elect the Company's Board of Directors (the "Board") to serve one-year terms expiring at the later of the 2012 Annual Meeting of Stockholders or upon a successor being duly elected and qualified. The Board nominates for election the following six nominees: Norman Axelrod, Bernd Beetz, Harold Compton, Barbara Eisenberg, Maurice Reznik and Karen Rose;

(2)
To approve an amendment to the Company's 2009 Omnibus Incentive Plan (the "Incentive Plan") to increase the number of shares available for issuance under the Incentive Plan by 4,300,000 shares;

(3)
To hold an advisory vote on executive compensation;

(4)
To hold an advisory vote on the frequency of the advisory vote on executive compensation;

(5)
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2011 fiscal year; and

(6)
To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 6, 2011 will be entitled to receive notice of and to vote at the Annual Meeting.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, your vote is important. To assure your vote is counted at the Annual Meeting, please vote as promptly as possible.

By Order of the Board of Directors

Nanci Prado
Iselin, NJ	Executive Vice President, General Counsel
April 12, 2011	and Corporate Secretary

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR ELECTRONIC VOTING OVER THE INTERNET.

MAIDENFORM BRANDS, INC.
485F US Highway 1 South
Iselin, NJ 08830

PROXY STATEMENT
FOR
2011 ANNUAL MEETING OF STOCKHOLDERS

General Information

Why am I receiving these materials?

We are furnishing this proxy statement and the accompanying materials to the stockholders of record of Maidenform Brands, Inc., a Delaware corporation, at the close of business on April 6, 2011, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, May 26, 2011 at 9:00 am and at any adjournment or postponement thereof. These materials were first sent or given to stockholders on April 12, 2011. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Annual Meeting will be held at the Company's offices at 200 Madison Avenue, 25th Floor, New York, NY 10016.

What items will be voted on at the Annual Meeting?

Stockholders will vote on five items at the Annual Meeting:

  •
  The election to the Board of the six nominees named in this Proxy Statement (Proposal No. 1);

  •
  The approval of an amendment to the Company's 2009 Omnibus Incentive Plan (the "Incentive Plan") (Proposal No. 2);

  •
  An advisory vote on executive compensation (Proposal No. 3);

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  An advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 4); and

  •
  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2011 fiscal year (Proposal No. 5).

What are the Board's voting recommendations?

The Board recommends that you vote your shares:

  •
  "FOR" each of the six nominees to the Board (Proposal No. 1);

  •
  "FOR" the approval of an amendment to the Incentive Plan (Proposal No. 2);

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  "FOR" the proposal regarding an advisory vote on executive compensation (Proposal No. 3);

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  "EVERY YEAR" for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 4); and

  •
  "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2011 fiscal year (Proposal No. 5).

2011 Proxy Statement    I    1

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called "householding," which the SEC has approved. Under this procedure, the Company is delivering a single copy of this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company's printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Proxy Statement and Annual Report to any stockholder at a shared address to which the Company delivered a single copy of any of these documents. To receive a separate copy of the Proxy Statement and Annual Report, stockholders may write or call the Company at the following address and telephone number:

Maidenform Investor Relations
485F US Highway 1 South
Iselin, NJ 08830
(732) 621-2300

Who may vote at the Annual Meeting?

Each share of the Company's common stock has one vote on each matter. Only stockholders of record as of the close of business on April 6, 2011(the "Record Date") are entitled to receive notice of, to attend and to vote at the Annual Meeting. As of the Record Date, there were 23,403,216 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), issued and outstanding, held by 102 holders of record.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of record.    If your shares are registered directly in your name with the Company's transfer agent, Continental Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares, and the Proxy was sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a "vote instruction form." If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

If I am a stockholder of record of the Company's shares, how do I vote?

There are three ways to vote:

  •
  In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

  •
  Via the Internet. You may vote by proxy via the Internet at www.maidenformbrands.com.

  •
  By Mail. If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

2    I    Maidenform Brands, Inc.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

  •
  In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact the organization for instructions regarding obtaining a legal proxy.

  •
  Via the Internet. You may vote by proxy via the Internet at www.maidenformbrands.com.

  •
  By Mail. If you received copies of the proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present in person or by proxy at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

  •
  Are present and vote in person at the Annual Meeting; or

  •
  Have voted on the Internet, or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder's instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you:

  •
  Indicate when voting on the Internet that you wish to vote as recommended by the Board; or

  •
  Sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. See the section entitled "Other Matters" below.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Which ballot measures are considered "routine" or "non-routine"?

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2011 fiscal year (Proposal No. 5) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 5.

2011 Proxy Statement    I    3

The election of directors (Proposal No. 1), the approval of an Amendment to the Incentive Plan (Proposal No. 2), the advisory vote on executive compensation (Proposal No. 3) and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No. 1, No. 2, No. 3 and No. 4.

What is the voting requirement to approve each of the proposals?

For Proposal No. 1, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Votes withheld shall have no legal effect. Approval of Proposals No. 2, No. 3, No. 4 and No. 5 require the affirmative vote (at a meeting at which a quorum is present) of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

For Proposal No. 4, we may not be able to attain an affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting for any one of the alternatives and even if a majority is achieved, the vote is non-binding. However, we intend to carefully review and consider the results of each voting alternative in Proposal No. 4 in making our determination on the frequency of the stockholder advisory vote on our executive compensation in the future.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. For Proposal No. 1 as described above the directors receiving the highest number of votes will be elected, and therefore broker non-votes and abstentions have no effect on Proposal No. 1. In the case of each of Proposals No. 2, No. 3, No. 4 and No. 5, approval of these other proposals requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting. Therefore, broker non-votes have no effect on these proposals, while abstentions could prevent the approval of these other proposals because they are counted as shares present or represented and voting and have the effect of a vote against Proposals No. 2, No. 3, and No. 5 and, with respect to Proposal No. 4, against all of the frequencies. In order to minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided herein.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted) by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's Corporate Secretary at 200 Madison Avenue, 25th floor, New York, NY 10016, a written notice of revocation prior to the Annual Meeting.

Who will serve as the inspector of election?

A representative from Continental Stock Transfer & Trust Company will serve as the inspector of election.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

  •
  As necessary to meet applicable legal requirements;

  •
  To allow for the tabulation and certification of votes; and

  •
  To facilitate a successful proxy solicitation.

4    I    Maidenform Brands, Inc.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company's management and the Board.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company's Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who is paying for the cost of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company must also pay brokerage firms and other persons representing beneficial owners of shares held in street name associated with certain fees:

  •
  Forwarding the Notice to beneficial owners;

  •
  Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

  •
  Obtaining beneficial owners' voting instructions.

In addition to soliciting proxies by mail, certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on the Company's behalf.

How can I attend the Annual Meeting?

To attend the Annual Meeting, if you own your Maidenform shares through a brokerage firm or bank, you must bring proof of ownership of your shares as of the Record Date, such as a brokerage or bank statement. If you hold your Maidenform shares in your own name, you must bring a government-issued picture identification to the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2012 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company's Proxy Materials.

Stockholder proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2012 annual meeting of stockholders must be received no later than December 23, 2011. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company's Corporate Secretary by mail at 200 Madison Avenue, 25th floor, New York, NY 10016.

Requirements for Stockholder Proposals to Be Brought Before the 2012 Annual Meeting of Stockholders.

Notice of any director nomination or other proposal that you intend to present at the 2012 annual meeting of stockholders, but do not intend to have included in the Company's proxy statement and form of proxy relating to the 2012 annual meeting of stockholders, must be delivered to the Company's Corporate Secretary by mail at 200 Madison Avenue, 25th floor, New York, NY 10016 not earlier than the close of business on January 25, 2012 and not later than the close of business on February 24, 2012. In addition, your notice must set forth the information required by the Company's bylaws with respect to each director nomination or other proposal that you intend to present at the 2012 annual meeting of stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 26, 2011: The proxy statement and annual report to security holders are available at www.maidenformbrands.com.

2011 Proxy Statement    I    5

Directors, Executive Officers and Corporate Governance

DIRECTORS

Listed below are the Company's six directors. Each of the six directors is nominated for re-election at the Annual Meeting. Each of the directors elected at the Annual Meeting will serve a one-year term expiring at the next annual meeting of stockholders or when a successor has been duly elected and qualified.

The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions. Candidates shall have substantial experience with one or more publicly traded national or multinational companies or shall have achieved a high level of distinction in their chosen fields. The Board's membership should reflect diversity in its broadest sense, including persons diverse in geography, gender, and ethnicity. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. The biographies below describe the skills, attributes and experiences of each of the nominees that led the Board to determine that it is appropriate to nominate these directors.

Karen Rose (62) has been Chair of our Board of Directors since January 2009 and a director of Maidenform since January 2005. Her principal occupation over the past five years has been Corporate Director of various public and private companies. Ms. Rose was Group Vice President and Chief Financial Officer of The Clorox Company from December 1997 until her retirement in October 2003. Prior to that, Ms. Rose held various management positions including Director of Finance, Household Products Company and Vice President and Treasurer since joining Clorox in 1978. Ms. Rose currently serves on the Board of Directors of Wilton Brands and chairs the audit committee of that firm. Previously, Ms. Rose also served on the Board of Directors of Fairmont, Inc. from 2004 until 2006 and Bare Escentuals, Inc. from 2006 until 2010. Ms. Rose received a B.A. in History from the University of Wisconsin and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

Ms. Rose, one of two women on the Board, has extensive financial accounting knowledge that is critical to our Board of Directors. As the former Chief Financial Officer at Clorox and with over 25 years of finance experience, Ms. Rose has extensive knowledge of financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process of a large public company. Because of this extensive experience, Ms. Rose is a valuable member of the Board.

Norman Axelrod (58) has been a director of Maidenform since September 2004. Mr. Axelrod, through his consulting entity, NAX 18, LLC, provides consulting services to certain entities related to Ares Management LLC. Mr. Axelrod is the Non-Executive Chairman of the Board of Directors of GNC Corporation and also serves on the Board of Directors of Jaclyn, Inc., a handbags and apparel company. Mr. Axelrod also is the Non-Executive Chairman of Serta & Simmons and a Director of Floor and Décor. Mr. Axelrod was Chief Executive Officer and Chairman of the Board of Directors of Linens 'n Things, Inc. until its acquisition in February 2006. Mr. Axelrod joined Linens 'n Things as Chief Executive Officer in 1988 and was elected to the additional position of Chairman of the Board of Directors in 1997. From 1976 to 1988, Mr. Axelrod held various management positions at Bloomingdale's, ending with Senior Vice President, General Merchandise Manager. Mr. Axelrod was also a member of the Board of Directors of Reebok International Ltd. from 2001 until its sale to adidas-Salomon AG in 2006. Mr. Axelrod received a B.S. in Management and Marketing from Lehigh University and an M.B.A. from New York University.

Mr. Axelrod's experience on the board of directors of a variety of companies in conjunction with his tenure as Chief Executive Officer of Linens 'n Things demonstrates his leadership capability and extensive knowledge of complex operational and

6    I    Maidenform Brands, Inc.

management issues. In addition, his experience in the apparel industry brings vital knowledge and insight to our Board of Directors.

Bernd Beetz (60) has been a director at Maidenform since December 2009. Since 2001 Mr. Beetz has served as the Chief Executive Officer of Coty Inc., a leading global beauty company with a portfolio of over 40 notable brands in 90 markets worldwide. Prior to joining Coty Inc., Mr. Beetz served as President and Chief Executive officer of Parfums Christian Dior France, a subsidiary of LVMH. From 1974 to 1998, Mr. Beetz held various management positions throughout Europe at The Procter & Gamble Company. Mr. Beetz attended the University of Manheim.

Mr. Beetz's position as chief executive officer of Coty Inc. demonstrates his leadership capability and business acumen. With over thirty years of global business experience, Mr. Beetz is able to provide an international perspective on our business as well as helping achieve global brand development and, therefore, Mr. Beetz is a valuable member of the Board.

Harold F. Compton (63) has been a director of Maidenform since April 2006. Mr. Compton most recently served as President and Chief Executive Officer of CompUSA Inc. He joined CompUSA in 1994 as Executive Vice President—Operations, becoming COO in January 1995 and President/CompUSA Stores in July 1996. In March 2000, he became President and Chief Executive Officer of CompUSA Inc. Prior to joining CompUSA, he served as President and COO of Central Electric Inc. (1993-1994). Previously, he served as Executive Vice President—Operations and Human Resources, and Director of Stores for HomeBase (1989-1993), Senior Vice President—Operations, and Director of Stores for Roses Discount Department Stores (1986-1989), and held various management positions including Store Manager, District Manager, Regional Vice President and Zone Vice President for Zayre Corporation for 21 years (1965-1986). Mr. Compton served on the Board of Directors of Linens 'n Things, Inc. until its sale in February 2006. Mr. Compton was named to the Board of Directors of IceWeb, Inc. in June 2005. In June of 2009, Mr. Compton became the Chairman of the Board of Directors of Hasco Medical Inc. Mr. Compton was also Co-Chairman and a 25.5% owner of the Country Sampler Stores, LLC, which filed for bankruptcy under Chapter 7 of the Federal Bankruptcy Code in 2006.

With his years of managerial and operational experience, Mr. Compton brings to the Board demonstrated management ability at senior levels. In addition, his experience as a director of a variety of companies and his more than 30 years of experience as a retailer brings valuable insight to the Board.

Barbara Eisenberg (65) has been a director of Maidenform since February 2005. Ms. Eisenberg is currently Executive Vice President, General Counsel and Corporate Secretary of Ann Inc. and a Member of the Ann Inc. Corporate Executive Committee. Before joining Ann Inc., Ms. Eisenberg was Senior Vice President, General Counsel and Corporate Secretary of J. Crew Group, Inc. from 1999 to 2001 and was Vice President, General Counsel and Corporate Secretary from 1998 until then. Prior to that, Ms. Eisenberg was Vice President, Associate General Counsel and Corporate Secretary at Burlington Industries, Inc. Ms. Eisenberg currently serves as a Member of the Board of Visitors of Columbia University School of Law and Chair of the General Counsels Forum of the National Retail Federation. Ms. Eisenberg received a B.A. with distinction in International Relations from Barnard College and a J.D. from Columbia University School of Law.

Ms. Eisenberg, one of two women on our board of directors, brings with her many years of experience in the women's apparel industry. Throughout her career, Ms. Eisenberg has been involved with companies with very strong brand identity and she brings her expertise in this area to the Board of Directors. Ms. Eisenberg has extensive corporate legal experience from serving as General Counsel of public companies, with significant expertise in corporate governance, securities laws, and intellectual property. Ms. Eisenberg's experience in international sourcing issues and developing and managing international social compliance programs makes her an invaluable asset to the Board.

Maurice S. Reznik (57) has been Chief Executive Officer and a director since July 2008. Mr. Reznik was our President from May 2004 and was responsible for marketing, merchandising, design and sales for both branded and private label products. From April

2011 Proxy Statement    I    7

1998 to May 2004, Mr. Reznik was President of the Maidenform division of our predecessor company. In the 19 years prior to joining us, Mr. Reznik held various sales and management positions in the intimate apparel industry, most recently as President of Warner's Intimate Apparel Group, a division of Warnaco, Inc. from June 1994 to September 1997. Prior to that, Mr. Reznik also held a series of positions with VF Corporation and Sara Lee Corporation. Mr. Reznik received a B.A. in Economics from Queens College in New York City. Mr. Reznik is the founder of the For Love of Life Colon Cancer charity, and serves on the boards of the Movado Group, Inc., American Apparel and Footwear Association and the Fashion Institute of Technology.

With over 30 years of experience in the intimate apparel industry, Mr. Reznik is well positioned to lead our management team and provide essential insight and guidance to the Board. Mr. Reznik not only provides the Board insight from an inside perspective of the day-to-day operations of the Company, but also from his experience and comprehensive knowledge of the intimate apparel industry.

ROLE OF THE BOARD

Our business is managed under the direction of the Board. The Board has adopted Corporate Governance Guidelines outlining its duties. These guidelines can be viewed at the "Investor Relations—Governance" section of our website at www.maidenformbrands.com.

The Board meets regularly to review significant developments affecting the Company and to act on matters requiring the Board's approval. The Board held seven meetings during the fiscal year ended January 1, 2011 (the "2010 Fiscal Year"). Members of the Board are expected to make attendance at board and committee meetings a priority and to participate actively in the meetings.

BOARD LEADERSHIP STRUCTURE

The Board has no policy with respect to the separation of the offices of Chief Executive Officer and Chair of the Board. It is the Board's view that rather than having a rigid policy, the Board, with the advice and assistance of the Nominating and Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate.

Currently, our leadership structure separates the offices of Chief Executive Officer and Chair of the Board with Mr. Maurice Reznik serving as our Chief Executive Officer and Ms. Karen Rose serving as Chair of the Board. We believe this is appropriate as it provides Mr. Reznik with the ability to focus his time and energy on operating and managing the Company while Ms. Rose focuses on Board oversight.

EXECUTIVE SESSIONS

The Board held an executive session of all directors who are not employees of the Company following each regularly scheduled in-person meeting of the Board during the 2010 Fiscal Year. The position of presiding director at executive sessions of the directors is the Chair of the Board of Directors who is "independent" under the current listing standards of the New York Stock Exchange (the "NYSE").

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

The Board members are invited to attend the Company's annual meetings but they are not required to do so. The Company reimburses the travel expenses of any director who travels to attend the annual meetings. All of the Company's directors attended the 2010 Annual Meeting of Stockholders.

DIRECTOR INDEPENDENCE

The Board has determined that all of the Board members, excluding Mr. Reznik, are independent under the applicable NYSE and SEC rules. The Board has also determined that the Committee Chairs and all Committee members are independent under the applicable NYSE and SEC rules. The members of the Committees are identified in the table below.

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BOARD COMMITTEES AND MEETINGS

The Board has a standing Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Name of Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Norman Axelrod	—	Chair	X
Bernd Beetz	—	—	X
Harold Compton	X	X	—
Barbara Eisenberg	X	—	Chair
Karen Rose	Chair	X	X

The Audit Committee is responsible primarily for overseeing the services performed by the Company's independent registered public accounting firm and internal audit department, evaluating the Company's accounting policies and system of internal controls, reviewing significant financial transactions and oversight of risk management. The Audit Committee met a total of eight times during 2010. The Board has determined that Ms. Rose qualifies as an "audit committee financial expert" as defined by the SEC and that each member of the Audit Committee meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b) (i) under the Exchange Act.

The Compensation Committee is responsible primarily for reviewing the compensation arrangements for the Company's executive officers, including the CEO, administering the Company's equity compensation plans and reviewing the compensation of the Board. The Compensation Committee met a total of five times during 2010. For a description of the Compensation Committee's processes and procedures, including the roles of the Company's executive officers and independent compensation consultation in the Compensation Committee's decision-making process, please see the section entitled "Compensation Discuss and Analysis" below.

The Nominating and Governance Committee assists the Board in identifying qualified individuals to become directors, makes recommendations to the Board concerning the size, structure and composition of the Board and its committees, monitors the process to assess the Board's effectiveness and is primarily responsible for oversight of corporate governance, including implementing the Company's Corporate Governance Guidelines. In evaluating potential nominees to the Board, the Nominating and Governance Committee considers, among other things, independence, character, ability to exercise sound judgment, demonstrated leadership, skills and experience in the context of the Board's needs. The Nominating Committee will consider candidates proposed by stockholders and will evaluate them using the same criteria as for other candidates. The Nominating Committee met a total of four times during 2010 and met after the end of the fiscal year to recommend to the full Board each of the nominees for election to the Board, as presented herein.

The Audit Committee, Compensation Committee and Nominating and Governance Committee operate under written charters adopted by the Board. These charters are available in the "Investor Relations-Governance" section of the Company's website, www.maidenformbrands.com.

During 2010, each member of the Board attended or participated in 75% or more of the aggregate of the total number of meetings of the Board (held during the period for which such person has been a director) and the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

BOARD OVERSIGHT AND RISK MANAGEMENT

The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. In carrying out this critical responsibility, the Board has primary responsibility for overseeing enterprise risk management. Management reports regularly to the Board with respect to risks inherent to the business of the

2011 Proxy Statement    I    9

Company, the identification, assessment, management, and monitoring of those risks, and risk management decisions, practices, and activities of the Company.

While the Board has primary responsibility for overseeing enterprise risk management, each of the other Board committees also considers risk within its area of responsibility. For example, the Audit Committee reviews risks related to financial matters, the Nominating and Governance Committee reviews risks related to legal and regulatory compliance as they relate to corporate governance structure and processes, and the Compensation Committee reviews risks related to compensation matters. The Board is apprised by the committee chairs of significant risks and management's response to those risks via periodic reports. While the Board and its committees oversee risk management strategy, management is responsible for implementing such matters, supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

With respect to risk related to compensation matters, the Compensation Committee considers, in establishing and reviewing the Company's executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Executives' base salaries are fixed in amount and thus do not encourage risk-taking. Bonuses are capped and are tied to overall corporate performance. The compensation provided to the executive officers in the form of long-term equity awards are important to help further align executives' interests with those of the Company's stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking since the ultimate value of the awards is tied to the Company's stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

The Compensation Committee has also reviewed the Company's compensation programs for employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the design of the Company's annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure the Company's performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results. In general, bonus opportunities for Company employees are capped, and the Company has discretion to reduce bonus payments (or pay no bonus) based on individual performance and any other factors it may determine to be appropriate in the circumstances.

2010 DIRECTOR COMPENSATION

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. A substantial portion of each director's annual retainer is in the form of equity. Members of the Board who are not also Company employees are granted restricted stock on the date of the annual meeting of stockholders (each, an "Annual RS Award"). The number of shares of restricted stock subject to each Annual RS Award granted to non-employee directors is determined by dividing $50,000 by the per-share closing price of the Company's common stock on the day prior to the date of grant (rounded to the nearest whole share). All Annual RS Awards will vest on the first anniversary of the date of grant.

A non-employee director who is newly elected or appointed to the Board other than in connection with an annual meeting of stockholders will generally also receive a grant of restricted stock upon his or her election or appointment (each, an "Initial RS Award"). The number of shares of restricted stock subject to each Initial RS Award granted to a non-employee director is determined in the same manner as described above for Annual RS Awards, but the grant-date value of the award is prorated based on the portion of the year that has passed since the last annual meeting. Initial RS Awards will vest on the first anniversary of the date of grant. Prior to March 2010, non-employee directors received shares of restricted stock and stock appreciation rights ("SARs") with a grant date fair value of $50,000.

Non-employee directors also receive a $50,000 annual retainer paid in quarterly installments, and the Chair of the Audit Committee receives an additional annual retainer of $15,000, the Chair of the Compensation Committee receives an additional

10    I    Maidenform Brands, Inc.

annual retainer of $10,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $5,000. In addition, the Chair of the Board receives an additional annual retainer of $15,000. Mr. Reznik does not received additional compensation for serving on the Board. All directors are reimbursed for reasonable expenses, including travel and other out-of-pocket costs incurred in connection with their attendance at meetings.

The following table provides information regarding the compensation paid during 2010 to each non-employee director:

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Total ($)
Norman Axelrod(3)	$60,000	$50,000	$—	$110,000
Bernd Beetz(4)	50,000	50,000	—	100,000
Harold F. Compton(5)	50,000	50,000	—	100,000
Barbara Eisenberg(6)	53,750	50,000	—	103,750
Karen Rose(7)	80,000	50,000	—	130,000

(1)
Amounts represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 for 2,217 shares of restricted stock granted to each of the non-employee directors in May 2010. See Note 2, "Summary of Significant Accounting Policies," under the heading "Stock-based compensation," and Note 10, "Stock-Based Compensation," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the fiscal year ended January 1, 2011 for the assumptions made for valuing stock-based compensation under FASB ASC Topic 718.

(2)
The restricted stock vests on the first anniversary of the grant date.

(3)
As of January 1, 2011, Mr. Axelrod had outstanding (i) 4,478 shares of restricted stock and (ii) SARs for 15,806 shares of Common Stock.

(4)
As of January 1, 2011, Mr. Beetz had outstanding (i) 2,356 shares of restricted stock and (ii) SARs for 540 shares of Common Stock.

(5)
As of January 1, 2011, Mr. Compton had outstanding (i) options to purchase an aggregate of 36,574 shares of Common Stock, (ii) 4,478 shares of restricted stock and (iii) SARs for 15,806 shares of Common Stock.

(6)
As of January 1, 2011, Ms. Eisenberg had outstanding (i) options to purchase an aggregate of 24,000 shares of Common Stock, (ii) 4,478 shares of restricted stock and (iii) SARs for 15,806 shares of Common Stock. Ms. Eisenberg fees earned or paid in cash reflect a partial year's compensation for serving as Chair of the Nominating and Governance Committee.

(7)
As of January 1, 2011, Ms. Rose had outstanding (i) options to purchase an aggregate of 29,258 shares of Common Stock, (ii) 4,478 shares of restricted stock and (iii) SARs for 15,806 shares of Common Stock.

COMMUNICATION WITH THE BOARD

Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company's Corporate Secretary at 200 Madison Avenue, 25th floor, New York, NY 10016, with a request to forward the communication to the intended recipient or recipients. In general, any communication by a stockholder or other interested party delivered to the Corporate Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the sender's instructions. However, the Company's Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee members whose names appear in the section entitled "Board Committees and Meetings" were Compensation Committee members during all of 2010. No member is or has been an executive of the Company, and no member of the Compensation Committee had any relationship requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's executive officers served as a

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director or a member of a compensation committee of any other entity, the executive officers of which served as a director of the Company or member of the Compensation Committee during 2010.

CORPORATE GOVERNANCE DOCUMENTS

The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies of our certificate of incorporation and bylaws, the charters of our Board's Audit Committee, Compensation Committee and Nominating and Governance Committee, as well as copies of our Corporate Governance Guidelines, Code of Conduct and Code of Ethics for the Chief Executive Officer and Senior Financial Officers, together with any amendments to, or waivers under, the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, can be accessed in the "Investor Relations—Governance" section of our website, www.maidenformbrands.com, or obtained free of charge by writing to Maidenform Brands, Inc. 485F US Highway 1 South, Iselin, NJ 08830, Attention: Investor Relations.

EXECUTIVE OFFICERS

The executive officers of Maidenform Brands, Inc., and their ages and positions as of April 6, 2011, are:

Maurice S. Reznik	57	Chief Executive Officer and Director
Christopher W. Vieth	46	Executive Vice President, Chief Operating Officer and Chief Financial Officer
Nanci Prado	41	Executive Vice President, General Counsel and Corporate Secretary
Steven Castellano	47	Senior Vice President, Merchandising and Design Operations

Maurice S. Reznik is our Chief Executive Officer and a Director. See "Proposal One—Election of Directors—General" for a discussion of Mr. Reznik's business experience.

Christopher W. Vieth has been our Executive Vice President, Chief Operating Officer and Chief Financial Officer since May 2008. In this role, Mr. Vieth leads the Company's operational, financial and information technology functions. Mr. Vieth joined Maidenform from Blue Tulip Corporation, where he served as Chief Administrative Officer and Chief Financial Officer from November 2006 until April 2008. In January 2009, Blue Tulip filed for bankruptcy under Chapter 11 of the Federal Bankruptcy Code. Prior to joining Blue Tulip, Mr. Vieth was Chief Financial Officer for Dow Jones and Company where he also served as Vice President of Finance and Chief Accounting Officer from July 2000 until October 2006. From 1995 to 2000, he held senior finance and operational positions at Barnes & Noble, Inc., including Vice President and Controller. Mr. Vieth spent eight years at Amerada Hess Corporation, from 1987 to 1995, where he held a series of positions of increasing responsibility in the company's audit, accounting and financial planning divisions. Mr. Vieth is a certified public accountant and is a member of the New Jersey Society of Certified Public Accountants. Mr. Vieth received a B.A. in Accounting from Saint Francis College.

Nanci Prado has been our Executive Vice President, General Counsel and Corporate Secretary since April 2009. Prior to joining Maidenform, she served as General Counsel and Corporate Secretary from August 2006 until December 2008 at Omrix Biopharmaceuticals, Inc. After Omrix's acquisition by Johnson & Johnson in December 2008 and prior to joining Maidenform, Ms. Prado served as VP-Law, Johnson & Johnson Wound Management and as Assistant General Counsel at its parent, Johnson & Johnson. Prior to joining Omrix, Ms. Prado was a partner in the Corporate Group of the New York office of Dorsey & Whitney LLP. Previously, she was an attorney in the Business and Technology Group in the New York office of Brobeck, Phleger & Harrison LLP. Ms. Prado received her bachelor's degree from Pomona College and her J.D. from Stanford University.

Steven Castellano has been our Senior Vice President of Merchandising and Design Operations since 2008. In this role, Mr. Castellano is responsible for the overall design of the Maidenform, Flexees, Control It! and Lilyette product lines. From 2003 to 2008, he served as our Vice President, Design. Prior to joining Maidenform, Mr. Castellano served as Director, Design at Kellwood, Inc. from 2000 to 2003. From 1992 to 2000, Mr. Castellano was a designer for Maidenform and Lilyette. Mr. Castellano held a series of design positions at Wacoal, Inc. and Bestform, Inc. from 1987 to 1990.

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Beneficial Ownership of Securities

The following table sets forth certain information as of April 6, 2011, with respect to the beneficial ownership of the Company's Common Stock by:

  •
  each person or group of affiliated persons the Company believes beneficially holds more than 5% of the outstanding shares of the Company's common stock based solely on the Company's review of SEC filing;

  •
  each named executive officer listed in the table entitled "Summary Compensation Table";

  •
  each director and nominee; and

  •
  all directors and executive officers as a group.

The following table gives effect to the shares of the Company's common stock held by such individuals and equity grants that were issuable to such individuals as of April 6, 2011 or within 60 days thereafter. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. As of April 6, 2011, 23,419,148 shares of the Company's common stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of the Company's common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned and can be reached at Maidenform Brands, Inc. 485F US Highway 1 South, Iselin, NJ 08830.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
5% Stockholders
Invesco Ltd.(1)	2,597,519	11.1%
Prudential Financial, Inc.(2)	2,454,504	10.5%
Jennison Associates, LLC(3)	2,338,084	10.0%
Blackrock, Inc.(4)	1,714,787	7.3%
Janus Capital Management LLC(5)	1,482,885	6.3%
Security Investors, LLC(6)	1,384,614	5.9%
Directors and Named Executive Officers
Maurice S. Reznik(7)	542,914	2.3%
Christopher W. Vieth(8)	109,148	*
Nanci Prado(9)	4,801	*
Steven Castellano(10)	21,602	*
Norman Axelrod(11)	25,317	*
Bernd Beetz(12)	2,503	*
Harold F. Compton(13)	49,701	*
Barbara Eisenberg(14)	24,972	*
Karen Rose(15)	22,443	*
All current directors and Executive Officers as a Group (9 persons)(16)	803,401	3.4%

*
Less than 1%.

(1)
Based solely on a Schedule 13G/A filed with the SEC on February 10, 2011, reporting beneficial ownership as of December 31, 2010 by Invesco Ltd. Subsidiaries of Invesco Ltd. have sole voting and dispositive power over the shares of Common Stock. The address of this entity is 1555 Peachtree Street NE, Atlanta, GA 30309.

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(2)
Based solely on a Schedule 13G filed with the SEC on January 10, 2011, reporting beneficial ownership as of December 31, 2010 by Prudential Financial, Inc. which has sole voting and dispositive power over 201,187 shares of Common Stock, shared voting power with respect to 106,920 shares of Common Stock and shared dispositive power over 2,253,317 shares of Common Stock. Includes shares beneficially owned by Jennison Associates, Inc. See Note (3). The address of this entity is 751 Broad Street, Newark, NJ 07102.

(3)
Based solely on a Schedule 13G/A filed with the SEC on February 10, 2011, reporting beneficial ownership as of January 31, 2011 by Jennison Associates, LLC. Jennison Associates, LLC reported sole voting power with respect to 2,263,1594 shares of Common Stock, and shared dispositive power with respect to 2,338,084 shares. Prudential Financial, Inc. owns 100% of the equity interests in Jennison Associates, LLC. Thus, these shares are included in Prudential Financial, Inc.'s beneficial ownership. See Note (2). The address of Jennison Associates, LLC is 466 Lexington Avenue, New York, NY 10017.

(4)
Based solely on a Schedule 13G/A filed with the SEC on February 7, 2011, reporting beneficial ownership as of December 31, 2010 by BlackRock, Inc., which has sole voting and dispositive power over the shares of Common Stock. The address of this entity is 40 East 52nd Street, New York, NY 10022.

(5)
Based solely on a Schedule 13G filed with the SEC on February 14, 2011, reporting beneficial ownership as of December 31, 2010 by Janus Capital Management LLC, which has sole voting and dispositive power over the shares of Common Stock. The address of this entity is 151 Detroit Street, Denver, CO 80206.

(6)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2011, reporting beneficial ownership as of December 31, 2010 by Security Investors, LLC, which has sole voting and dispositive power over the shares of Common Stock. The address of this entity is One Security Benefit Place, Topeka, Kansas 66636-0001.

(7)
Consists of (i) 114,854 shares of Common Stock; (ii) 326,244 shares of restricted stock; and (iii) 101,816 shares of Common Stock issuable upon the exercise of options and SARs that are or become exercisable within 60 days of April 6, 2011. Excludes (i) 25,038 shares of Common Stock, that could be acquired on the achievement of certain performance criteria, for which the performance period does not conclude within 60 days of April 6, 2011; and (ii) any shares of Common Stock that potentially could be acquired upon exercise of 82,577 SARs that are not exercisable within 60 days of April 6, 2011.

(8)
Consists of (i) 10,207 shares of Common Stock; (ii) 96,222 shares of restricted stock; and (iii) 2,719 shares of Common Stock issuable upon the exercise of SARs that are or become exercisable within 60 days of April 6, 2011. Excludes (i) 9,488 shares of Common Stock, that could be acquired on the achievement of certain performance criteria, for which the performance period does not conclude within 60 days of April 6, 2011; and (ii) any shares of Common Stock that potentially could be acquired upon exercise of 24,881 SARs that are not exercisable within 60 days of April 6, 2011.

(9)
Consists of (i) 905 shares of Common Stock; (ii) 2,449 shares of restricted stock; and (iii) 1,447 shares of Common Stock issuable upon the exercise of SARs that are or become exercisable within 60 days of April 6, 2011. Excludes (i) 1,718 shares of Common Stock, that could be acquired on the achievement of certain performance criteria, for which the performance period does not conclude within 60 days of April 6, 2011; and (ii) any shares of Common Stock that potentially could be acquired upon exercise of 5,739 SARs that are not exercisable within 60 days of April 6, 2011.

(10)
Consists of (i) 4,983 shares of Common Stock; (ii) 14,536 shares of restricted stock; and (iii) 2,083 shares of Common Stock issuable upon the exercise of SARs that are or become exercisable within 60 days of April 6, 2011. Excludes (i) 5,196 shares of Common Stock, that could be acquired on the achievement of certain performance criteria, for which the performance period does not conclude within 60 days of April 6, 2011; and (ii) any shares of Common Stock that potentially could be acquired upon exercise of 15,468 SARs that are not exercisable within 60 days of April 6, 2011.

(11)
Consists of (i) 18,553 shares of Common Stock; (ii) 1,419 shares of restricted stock; and (iii) 5,345 shares of Common Stock issuable upon the exercise of SARs that are or become exercisable within 60 days of April 6, 2011. Excludes any shares of Common Stock that potentially could be acquired upon exercise of 3,940 SARs that are not exercisable within 60 days of April 6, 2011.

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(12)
Consists of (i) 2,287 shares of Common Stock; (ii) 139 shares of restricted stock; and (iii) 77 shares of Common Stock issuable upon the exercise of SARs that are or become exercisable within 60 days of April 6, 2011. Excludes any shares of Common Stock that potentially could be acquired upon exercise of 360 SARs that are not exercisable within 60 days of April 6, 2011.

(13)
Consists of (i) 6,363 shares of Common Stock; (ii) 1,419 shares of restricted stock; and (iii) 41,919 shares of Common Stock issuable upon the exercise of options and SARs that are or become exercisable within 60 days of April 6, 2011. Excludes any shares of Common Stock that potentially could be acquired upon exercise of 3,940 SARs that are not exercisable within 60 days of April 6, 2011.

(14)
Consists of (i) 12,208 shares of Common Stock; (ii) 1,419 shares of restricted stock; and (iii) 11,345 shares of Common Stock issuable upon the exercise of options and SARs that are or become exercisable within 60 days of April 6, 2011. Excludes (i) 18,000 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A are not exercisable within 60 days of April 6, 2011; and (ii) any shares of Common Stock that potentially could be acquired upon exercise of 3,940 SARs that are not exercisable within 60 days of April 6, 2011.

(15)
Consists of (i) 6,363 shares of Common Stock; (ii) 1,419 shares of restricted stock; (iii) 2,000 shares of Common Stock that are indirectly beneficially owned by Ms. Rose by means of a trust for the benefit of Ms. Rose and her family; and (iv) 12,661 shares of Common Stock issuable upon the exercise of options and SARs that are or become exercisable within 60 days of April 6, 2011. Excludes (i) 21,942 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A are not exercisable within 60 days of April 6, 2011; and (ii) any shares of Common Stock that potentially could be acquired upon exercise of 3,940 SARs that are not exercisable within 60 days of April 6, 2011.

(16)
Consists of (i) 178,723 shares of Common Stock; (ii) 445,266 shares of restricted stock; and (iii) 179,412 shares of Common Stock issuable upon the exercise of options and SARs that are or become exercisable within 60 days of April 6, 2011. Excludes (i) 41,440 shares of Common Stock, that could be acquired on the achievement of certain performance criteria, for which the performance period does not conclude within 60 days of April 6, 2011; (ii) 39,942 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A are not exercisable within 60 days of April 6, 2011; and (iii) any shares of Common Stock that potentially could be acquired upon exercise of 144,785 SARs that are not exercisable within 60 days of April 6, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of our Board, our executive officers and persons who hold more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports which Maidenform has received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for the 2010 Fiscal Year, and (ii) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for the 2010 Fiscal Year, Maidenform believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than 10% of its Common Stock, except for the following individuals: Mr. Castellano had three late Form 4 filings and one late Form 3 filing; Mr. Nelson had two late

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Form 4 filings and 1 late Form 4A filing; Ms. Prado had two late Form 4 filings; Mr. Reznik had two late Form 4 filings; and Mr. Vieth had two late Form 4 filings.

Certain Relationships and Related Party Transactions

The Audit Committee, pursuant to its written charter, is charged with the responsibility of reviewing certain issues involving potential conflicts of interest, and reviewing and approving all related party transactions, including those required to be disclosed as a "related party" transaction under applicable federal securities laws. The Audit Committee has not adopted any specific procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented. No transaction requiring disclosure under applicable federal securities laws occurred during the 2010 Fiscal Year that was submitted to the Audit Committee for approval as a "related party" transaction.

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Compensation Discussion and Analysis

Our Compensation Discussion and Analysis provides an overview and analysis of our compensation programs for our named executive officers, the compensation decisions we have made under those programs and the factors we considered in making those decisions. For the 2010 Fiscal Year, our named executive officers were:

  •
  Maurice S. Reznik, Chief Executive Officer;

  •
  Christopher W. Vieth, Executive Vice President, Chief Operating Officer and Chief Financial Officer;

  •
  Nanci Prado, Executive Vice President, General Counsel and Corporate Secretary;

  •
  Steven Castellano, Senior Vice President, Merchandising and Design Operations; and

  •
  Gayle Weibley Wolman, Executive Vice President, Human Resources.

Compensation Strategy, Philosophy and Objectives

Our overall executive compensation strategy, philosophy and objectives are set by the Compensation Committee of our Board of Directors and are focused primarily on linking executive pay to the achievement of annual and long-term performance objectives. We seek to provide our named executive officers with competitive compensation that is commensurate with performance and that rewards them for team accomplishments while promoting individual accountability. Compensation depends in significant measure on the Company's financial results, while business results and individual performance are also key determinants in each named executive officer's compensation. Our robust planning and goal-setting process is fully integrated in our compensation system, ensuring a direct relationship between and among Company results, individual efforts, and financial rewards. We generally set target levels for total direct compensation—salary, annual incentives and grant values of long-term incentives—between the 25th percentile and the 75th percentile of retail market levels of compensation for the position. In the case of annual and long-term incentive opportunities, we design them to generate less-than-target awards when goals are not fully achieved and greater-than-target awards when goals are exceeded.

Specifically, our executive officer compensation program is based upon principles designed to:

  •
  Permit us to recruit and retain talented and well-qualified executives to serve in leadership positions;

  •
  Offer total compensation opportunities that are competitive with identified peer companies and other select organizations with whom the Company competes for executive talent;

  •
  Provide annual and long-term incentives on a "pay-for-performance" basis in support of the Company's mission and strategic objectives established in accordance with sound risk management;

  •
  Reaffirm management's commitment to stockholder value by providing a significant portion of total compensation in the form of equity earned on a performance basis and by encouraging long-term ownership of Company Common Stock;

  •
  Offer rewards to employees of sustained high performance that exceed the rewards provided to employees in similar positions of lesser performance, thus providing compensation that is fair internally and reasonable from the perspective of our stockholders;

  •
  Ensure the compensation paid to the Company's named executive officers, to the extent practicable, qualifies as deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code, unless there is a valid reason in the judgment of the Compensation Committee to forego tax deductibility; and

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  •
  Comply with all other applicable rules and regulations, and provide compensation on a transparent basis consistent with best practices of corporate governance as the Compensation Committee determines to be appropriate.

We operate in a highly dynamic, competitive and challenging industry, and as a result our compensation program is designed to attract, retain, motivate and reward a top performing management team. We continue to believe that there is significant value to the Company in having a team of long-tenured, seasoned managers. We have designed the compensation program for our named executive officers to provide the Company with a competitive advantage in the marketplace in attracting and retaining talented executives, while maintaining a performance-based culture that reflects our commitment to achieve annual and long-term sustainable growth and increasing stockholder value. We believe that this approach played a significant role in our ability to attract several new senior executive officers to fill key positions within the Company within the past few years.

The Company also believes the compensation program for the named executive officers was instrumental in helping the Company achieve strong financial performance. In 2010, the Company's net sales grew to $556.7 million, representing an increase of $90.4 million, or 19.4% over the prior year. Operating income also increased to $76.4 million in 2010, an increase of $23.2 million, or 43.6% over the prior year. The Company's strong earnings and operational excellence helped drive a cash balance at the end of 2010 of $73.2 million. In addition, the Company's total stockholder return over the prior 1-, 3- and 5-year periods was 42.4%, 20.7% and 13.4%, respectively. Compensation of our named executive officers was paid at above-target levels as a result of this strong corporate performance, consistent with the pay-for-performance design of our compensation program.

Roles in Executive Compensation

Compensation Committee

The Compensation Committee consists of three Directors: Messrs. Axelrod (Chair) and Compton and Ms. Rose, each of whom the Board has determined is "independent" under the listing qualifications of the NYSE and the applicable rules and regulations of the SEC and the Internal Revenue Service. The Compensation Committee has duties and powers as described in its written charter adopted by the Board. The charter can be obtained on the Company's website at www.maidenformbrands.com, under the "Investor Relations—Governance" section as well as by mail, free of charge, upon request.

The Compensation Committee establishes the overall direction and goals of our executive compensation policies and determines the amounts and elements of compensation. The Compensation Committee also approves and administers the compensation plans and programs for our named executive officers. In addition, the Compensation Committee may oversee certain compensation plans that apply to other employees throughout the Company in order to work toward a common theme in motivating and rewarding our employees.

The Compensation Committee has the sole responsibility for determining the corporate goals and objectives upon which the compensation of our Chief Executive Officer ("CEO") is based, for evaluating the CEO's performance in light of these goals and objectives and for determining the CEO's compensation, including his equity-based compensation. The Compensation Committee also reviews and approves the recommendations of the CEO with regard to the compensation and benefits of other executive officers. In furtherance of this objective, the Compensation Committee meets with the CEO, approves cash and equity incentive objectives of the executive officers, reviews with the CEO the accomplishment of these objectives and approves the base salary and other elements of compensation for the executive officers. The Compensation Committee has full discretion to modify the recommendations of the CEO in the course of its approval of executive officer compensation.

The Compensation Committee also annually reviews, and makes recommendations to the Board about the compensation of non-employee directors, a function it performs in conjunction with the Board's Nominating and Governance Committee.

Our 2009 Incentive Plan, approved by our stockholders in May 2009, provides for the grant of various equity awards, such as stock options, restricted stock, stock appreciation rights ("SARs") and performance shares, as well as performance-based cash

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awards, to our employees and directors. The Compensation Committee is responsible for administering this Incentive Plan and it has sole authority to make awards to the CEO or any other executive officer.

In conjunction with its responsibilities related to executive compensation, the Compensation Committee also oversees the talent management process, reviews plans for executive officer succession and performs various other functions.

The Compensation Committee typically meets quarterly just prior to a Board of Directors meeting. In the 2010 Fiscal Year, the Compensation Committee set the base compensation for named executive officers; approved the annual incentive compensation payments for the 2009 fiscal year based upon the level of achievement of goals previously set for that fiscal year; approved the corporate goals and the individual goals for the 2010 Fiscal Year under the 2005 Annual Performance Bonus Plan (the "Bonus Plan"); and approved equity awards to our named executive officers.

Consultants

In 2010, the Compensation Committee engaged the services of the Hay Group, a nationally recognized compensation consultant company, to advise it on executive and director compensation matters and to provide it with data to benchmark the base salary, annual performance bonus, and long-term equity incentive compensation of our named executive officers. The Hay group serves at the direction of the Compensation Committee and meets privately with the Compensation Committee and its Chairman. Certain of our human resources executives meet regularly with the compensation consultant to ensure that it has the compensation information it needs to advise the Compensation Committee.

Management regularly meets with the Compensation Committee to assist the Compensation Committee in making compensation decisions regarding our named executive officers and also discusses with the Compensation Committee its recommendations for other executives. We believe that since our management has extensive knowledge regarding our business, they are in a position to provide valuable input. For example, our Chief Executive Officer makes recommendations to the Committee regarding the compensation of his direct reports.

The Compensation Committee has the ultimate authority to retain, pay, terminate and set the terms of the Company's relationship with the compensation consultant and any other outside advisors who assist the Compensation Committee in carrying out its responsibilities.

Role of the Chief Executive Officer

When considering decisions concerning the compensation of executives other than the Chief Executive Officer, the Compensation Committee obtains, reviews and approves our Chief Executive Officer's recommendations, including his detailed evaluation of each executive's performance. The Compensation Committee has full discretion to modify the recommendations of the CEO in the course of its approval of executive officer compensation.

Risk Assessment

In February 2011, the Compensation Committee reviewed the Company's compensation policies and practices for all employees, including the named executive officers, and determined that our compensation programs will not have a material adverse effect on the Company. The Compensation Committee also reviewed our compensation programs for certain design features which have been identified by experts as having the potential to encourage excessive risk-taking, including:

  •
  too great an emphasis on equity;

  •
  a compensation mix overly weighted toward annual incentives;

  •
  highly leveraged payout curves and uncapped payouts;

  •
  unreasonable goals or thresholds; and

2011 Proxy Statement    I    19

  •
  steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

The Compensation Committee noted several design features of the Company's cash and equity incentive programs for all employees that reduce the likelihood of excessive risk-taking:

  •
  The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics (revenues attributable to sales of shapewear and total stockholder return).

  •
  Maximum payout levels for bonuses payable upon achievement of corporate goals and performance awards are capped at 200 percent of target and bonuses payable upon achievement of personal goals are capped at 135%.

  •
  All eligible regular U.S. employees participate in the same bonus plan.

  •
  Bonus and equity programs have minimum payout levels.

  •
  Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Compensation Committee determined that, for all employees, the Company's compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Determination of Appropriate Executive Pay Levels

In determining the pay levels of our named executive officers, the Compensation Committee considers all forms of compensation and benefits and assesses "competitive market" compensation using a number of sources, including using information such as peer compensation data. Prior to 2009, the primary data source used in setting competitive market levels of total direct compensation for the named executive officers was the information publicly disclosed by a peer group of 14 companies. In 2009, management and the Compensation Committee decided to forgo a full compensation survey to reduce expenses and due to the decision to not provide for merit increases in 2009.

In 2010, the Compensation Committee reviewed the peer group, compared each named executive officer's base salaries, target annual incentives and long-term incentives against a new peer group. The new peer group, reviewed and approved by the Compensation Committee, was a group of companies drawn from the Hay Group's Retail Industry Total Remuneration Survey (the "Retail Survey"). The Retail Survey is comprised of approximately 100 companies in the retail and wholesale industry that have submitted their compensation data to the Hay Group and provides comparable compensation information by controlling for differences in companies' revenue size and in the scope of responsibility of different executives. Please see Annex A hereto for a list of the companies included in the Retail Survey.

After consideration of the relevant external marketplace information, as well as internal relationships within the executive group, the Compensation Committee makes decisions regarding each of the named executive officer's target total direct compensation opportunities based on the need to attract, retain and motivate an experienced and effective management team. Ultimately, pay levels for named executive officers are determined based on a number of factors, including the individual's roles and responsibilities within the Company, the individual's experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole.

Relative to the competitive market data, consistent with prior years the Compensation Committee generally targeted setting our named executive officer's total direct compensation, in the aggregate, between the 25th percentile and the median of the retail market. In particular, our named executive officer compensation program was positioned with a base salary benchmark trending between the median and the 75th percentile of the retail market, based upon performance and responsibilities. The annual cash incentive opportunity was calculated as a percentage of base salary and was targeted between the median and the 75th percentile, determined based upon the level of the position and the degree to which it impacts the business, with actual

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payment based on the level of attainment of annually established goals for both individual and Company performance. The annual long-term incentive opportunity was targeted between the 25th percentile and the median.

Notwithstanding the Company's overall market positioning objectives, pay opportunities for specific individuals may vary based on a number of factors such as scope of duties, tenure, institutional knowledge and difficulty in recruiting a new executive.

Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of individual objectives, Company operating goals and the creation of stockholder value. We benchmark target levels of annual incentive award opportunities, but not the threshold and maximum payout levels of annual incentives. The minimum and maximum payout levels are established by the Compensation Committee in order that the annual incentive will serve to motivate performance throughout the year, even if it becomes apparent that the target level of performance will not be attained or will be easily exceeded. The amounts of these payouts reflect the Compensation Committee's subjective judgment of an appropriate division of the rewards from the attained level of performance between the named executive officer and the Company and its stockholders.

Elements of Executive Compensation—Overview

Generally, annual compensation for our named executive officers consists of the following components:

  •
  annual base salary;

  •
  annual performance-based cash bonus awards;

  •
  long-term equity awards, which for 2010 consisted of SARs, restricted stock and performance shares;

  •
  benefits and perquisites; and

  •
  post-termination compensation and benefits.

2010 Target Compensation

The graphs below show the balance of target compensation determined by the Compensation Committee for each named executive officer employed by the Company at the end of the fiscal 2010.

2011 Proxy Statement    I    21

2010 Actual Compensation

The graphs below show the ratio of pay elements in actual compensation received for each named executive officer employed by the Company at the end of fiscal 2010.

(1)
On February 23, 2011, the Compensation Committee approved a special grant of restricted stock to Mr. Reznik for 76,628 shares of restricted stock. These grants are more fully described in the section of this proxy statement entitled "Long-Term Incentives—Long Vesting Periods Maximize Retention and Support Long-Term Focus".

Elements of Executive Compensation—Details

Base Salary

The Compensation Committee annually reviews and establishes the base salaries of our named executive officers, including the Chief Executive Officer. In determining the appropriate level of base compensation, the Compensation Committee considers the named executive officer's position and responsibilities, the named executive officer's individual performance, Company performance, historical compensation, demonstrated leadership, peer group compensation data, and, as noted above, input from our Chief Executive Officer.

In order to provide for a uniform annual review date for all of our named executive officers, their salaries are reviewed and adjusted generally to be effective on or about March 15 of each year. Effective March 2011, Messrs Vieth's and Castellano's and Ms. Prado's base salaries were increased to $461,869, $417,717 and $269,063, respectively, consistent with base salary increases throughout the Company, which generally ranged from three to five percent. Mr. Reznik's salary was increased 12 percent to $700,000 as recognition of the Company's 2010 operating results and performance.

Performance-Based Cash Bonus Awards

Both the Incentive Plan and the Bonus Plan, which have been approved by the Company's stockholders, authorize the Compensation Committee to issue performance-based cash bonus awards to compensate executive officers for achieving performance goals that are established for a specified performance period. The Company believes that performance-based cash bonus awards are an important component of the executive compensation program because they reward the named executive officers for achieving the annual performance goals established by the Company and motivate them to continuously improve Company results by aligning a portion of their compensation with the Company's key business and financial targets as well as individual objectives.

    2010 Fiscal Year Bonus

For the 2010 Fiscal Year, our named executive officers were eligible to receive annual performance cash bonuses which was based 80% on corporate goals (70% for Mr. Castellano) and 20% (30% for Mr. Castellano) on individual goals. As only Mr. Reznik's cash bonus could exceed the $1 million threshold for the deduction of compensation under Code Section 162(m), his cash bonus was awarded under the Incentive Plan. The cash bonuses for the other named executive officers were granted under the Bonus Plan.

In 2010, 40% of the performance goals (30% for Mr. Castellano) was based on the Company's adjusted operating income (as defined below) during 2010. Our 2010 adjusted operating income target (at 100% achievement) was $58.7 million, which was an increase of 10.4% of the actual 2009 fiscal year adjusted operating income. The maximum adjusted operating income target was set at the achievement of $66.4 million, which was an increase of 24.9% of the actual 2009 fiscal year adjusted operating income,

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and the minimum adjusted operating income threshold was set at the achievement of $54.4 million, which was an increase of 2.3% of the actual 2009 fiscal year adjusted operating income. For the 2010 Fiscal Year (and for comparable 2009 figures referred to above), adjusted operating income was defined as the earnings (or loss) of the Company and subsidiaries before interest and taxes (determined in accordance with generally accepted accounting principles), adjusted to exclude extraordinary or non-recurring items such as restructuring charges, acquisition related charges, gain or loss on the sale of fixed assets, gain or loss in connection with pension freeze or pension termination, and accelerated recognition of deferred financing costs in connection with any refinancing.

30% of the 2010 performance goals was based on the Company's net sales (as defined below) during 2010. The net sales target (at 100% achievement) was $489.4 million, which was an increase of 5.0% of the actual 2009 fiscal year net sales. The maximum net sales target was set at $526.9 million, which was an increase of 13.0% of the actual 2009 fiscal year net sales, and the minimum net sales threshold was $466.3 million, which was equal to the actual 2009 net sales. For the 2010 Fiscal Year (and for comparable 2009 figures referred to above), net sales was defined as net sales of the Company and its subsidiaries (determined in accordance with generally accepted accounting principles) adjusted to exclude net sales related to any acquisitions and divested property.

10% of the 2010 performance goals was based on the Company's market share (as defined below) during 2010. The market share target (at 100% achievement) was 13.9%, which was an increase of 5.0% of the actual 2009 fiscal year market share. The maximum market share target was set at 14.6%, which was an increase of 10.3% of the actual 2009 fiscal year market share, and the minimum market share threshold was 13.24%, which was equal to the actual 2009 market share. For the 2010 Fiscal Year, market share was defined as the Company's share of intimate apparel sales in department and chain stores, excluding Donna Karan, DKNY, and Luleh, as reported by the NPD Group.

The Company believes these performance goals are an effective motivator for the named executive officers as they are closely linked to stockholder value, are broadly communicated to the public, are easily understood by employees and allow for objective comparisons to peer-group performance.

Individual objectives, which accounted for the remaining 20% of the performance goals for the named executive officers (30% for Mr. Castellano), varied based on the named executive officer's position and were based upon specified performance metrics. We believe that these personal objectives correlate the responsibilities and functions of each named executive officer to the key metrics relative to the position as well as to target levels of performance.

Mr. Reznik's individual objectives were based 100% on the Company's corporate goals. Mr. Vieth's objectives were based on improving gross margins, improved service levels, cost savings and SAP implementation. Mr. Castellano's objectives were based on improving gross margins, cost savings, and the success of new product introductions. Ms. Weibley's objectives were based on cost savings initiatives and SAP implementation. Ms. Prado's objectives were based on cost savings, improving intellectual property protections and sustainability initiatives.

Target bonuses for our named executive officers are set as a percentage of base salary based on position responsibilities, competitive marketplace values and other relevant considerations. For 2010, the target bonuses for the named executive officers were 125% for Mr. Reznik, 80% for Mr. Vieth, 50% for Ms. Weibley, 40% for Ms. Prado, and 55% for Mr. Castellano.

Achievement of the minimum threshold level of a corporate goal would entitle the named executive officers to a payment equal to 25% of the target percentage of base salary subject to such goal and achievement of the maximum target level would entitle the named executive officers to a payment equal to 200% of the percentage of base salary subject to such goal. Achievement of the minimum threshold level of the personal goals would entitle the named executive officers to a payment equal to 40% of the percentage of base salary subject to such goal and achievement of the maximum target level would entitle the named executive

2011 Proxy Statement    I    23

officers to a payment equal to 135% of the percentage of base salary subject to such goal. If achievement was between two points in the range, the bonus level payable for any goals is interpolated based upon the actual level achieved.

Bonus opportunity levels were designed to provide the named executive officers with a competitive target bonus if the Company performs to expectation. Minimum levels are designed to provide the named executive officers with a threshold opportunity for a minimum acceptable performance. If the Company and the named executive officer exceeds expected performance, the named executive officers will be eligible for a maximum bonus in excess of the target in order to reward the named executive officer for outstanding performance by the individual and Company.

In the 2010 Fiscal Year, the Company achieved operating income of $76.4 million, which resulted in the named executive officers being entitled to payments equal to 200% of the portion of the bonus for the achievement of the operating income goal. The Company achieved net sales of $556.7 million for the 2010 Fiscal Year which resulted in the named executive officers being entitled to payments equal to 200% of the portion of the bonus for the achievement of the net sales goal. The Company also achieved market share of 13.69% for the 2010 Fiscal Year which resulted in the named executive officers being entitled to payments equal to 74.15% of the portion of the bonus for the achievement of the market share goal.

No award is payable under the Bonus Plan to any individual whose employment with the Company ceases prior to fiscal year end. Accordingly, Ms. Weibley was not entitled to, and did not receive payment of her 2010 cash bonus award.

Based on the foregoing, the Compensation Committee approved payments of the following annual incentive payouts to the named executive officers for 2010 Fiscal Year performance:

	Net Sales Component	Operating Income Component	Market Share Component	Individual Goals	Total Bonus
Maurice Reznik	$468,750	$937,500	$57,930	$—	$1,464,180
Chris Vieth	214,200	285,600	26,472	79,405	605,677
Nanci Prado	63,000	84,000	7,786	20,862	175,648
Steven Castellano	132,545	132,545	16,380	48,296	329,766

In addition to the annual incentive payout referenced above, Mr. Castellano also received a discretionary cash bonus in the amount of $10,000 as recognition for his contributions towards several product introductions.

    2011 Fiscal Year Bonus

The Compensation Committee has approved performance-based cash annual incentive award opportunities for Messrs. Reznik, Vieth, Castellano, and Ms. Prado (the "2011 named executive officers") for the 2011 Fiscal Year performance year (the "2011 Bonus"), subject to the achievement of corporate goals and individual objectives. As only Mr. Reznik's cash bonus has any likelihood of causing him to exceed the $1 million threshold for the deduction of compensation under Code Section 162(m), his award is intended to comply with the "performance-based compensation" exception under Code Section 162(m) and has been granted pursuant to the terms of the Incentive Plan. The awards for the other 2010 named executive officers have been granted pursuant to the Bonus Plan. The 2011 award for 2011 named executive officers, other than Mr. Reznik, is based 80% (70% for Mr. Castellano) on the achievement of Company goals (40% adjusted operating income (30% for Mr. Castellano), 30% net sales, and 10% international sales goals) and 20% (30% for Mr. Castellano) on the achievement of individual performance objectives. Individual performance objectives include, among other things, gross margin improvements, cost savings initiatives and service efficiency. For Mr. Reznik, 100% of the 2011 award is based on the achievement of Company operating income, net sales, and international sales goals.

The target bonus for each of the 2011 named executive officers based on target achievement will be the same percentage of their base salary as set for 2010.

24    I    Maidenform Brands, Inc.

Long-Term Incentives

Equity-based awards are a critical element in aligning the long-term interests of named executive officers with our stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future. Prior to 2007, all long-term incentive grants were in the form of non-qualified stock options. In 2007, the Company began granting restricted stock and SARs in lieu of stock options to our named executive officers.

SARs Deliver More Value with Fewer Shares.    The Company believes that SARs help align the interests of our named executive officers with those of stockholders because their value increases or decreases with the Company's stock price. Compared with stock options, SARs also help minimize the dilutive effects of the Company's equity awards on the Company's stockholders. Awards are issued on the date they were approved by the Compensation Committee, except for new hires, whose grant date is the first business day of the month following the first day of their employment.

Restricted Stock Further Aligns Interests of Named Executive Officers with those of Stockholders.    The Company believes restricted stock grants also help align the interests of our named executive officers with those of our stockholders as they encourage the named executive officers to focus on the Company's long-term business objectives and long-term stock price performance and provide retention benefits as well. As with SARs, awards are issued on the date they were approved by the Compensation Committee, except for new hires, whose grant date is the first business day of the month following the first day of their employment.

Long Vesting Periods Maximize Retention and Support Long-Term Focus.    The Company believes granting awards with long vesting periods creates a substantial retention incentive and also encourages the named executive officers to focus on the Company's long-term business objectives and long-term stock price performance.

On February 23, 2010, the Compensation Committee approved discretionary grants of restricted stock, SARs and performance shares to each of our named executive officers employed by the Company on such date. The restricted stock and SARs awards vest in four equal annual installments beginning on the first anniversary of the grant date, subject to the named executive officers' continued service through the applicable vesting dates. In determining the size of awards of restricted stock, SARs and performance shares granted to the named executive officers, the Compensation Committee designated the following percentages of base salary as the value of the award: Mr. Reznik, 125%; Mr. Vieth, 65%; Ms. Weibley, 30%; Mr. Castellano, 40%; and Ms. Prado, 20%.

The fiscal 2010 performance share awards were based on two performance measures, each of which represents 50% of the total award, if earned. The first measure is based on the absolute revenue attributable to sales of shapewear during the three-year period commencing January 1, 2010 and ending December 31, 2012 (the "absolute measure"). The second measure is based on the Company's relative total stockholder return (the "relative measure") over the same three-year period as compared to the stock of the 58 publicly traded companies that share Maidenform's Global Industry Classification System (GICS) code—Apparel, Accessories & Luxury Goods (25203010) (the "Peer Group").

With respect to the absolute measure, the number of shares to be granted to the named executive officers will depend upon the Company's global shapewear sales in 2012, the third year of the plan. Named executive officers will receive 25% of the award if 80% of the target number is achieved, 63% of the award if 90% of the target number is achieved, 100% of the award if 100% of the target number is achieved, 150% of the award if 110% of target number is achieved, and 200% of the award if 120% of the target number is achieved. For results between these percentile rankings, payment is determined by interpolation. There is no payout for achievement of less than 80% of the target number.

With respect to the relative measure, named executive officers will receive 25% of the award if we rank at the 35th percentile, 50% of the award if the Company ranks at the 40th percentile, 100% of the award if the Company ranks at the 50th percentile,

2011 Proxy Statement    I    25

133% of the award if we rank at the 60th percentile, 167% of the award if we rank at the 70th percentile, and 200% if the Company ranks at the 80th percentile or higher. For results between these percentile rankings, payment is determined by interpolation. There is no payout for a ranking below the 35th percentile.

In reviewing the 2010 Long-Term Incentive Plan, the Compensation Committee also assessed the appropriate distribution of value among the three grant types, as well as the corporate objectives each type of grant was intended to encourage executives to address. Based on consideration of these issues and assuming target performance, the Compensation Committee determined that, in the case of the named executive officers, 33% of the estimated equity grant value should be in the form of performance shares, 33% should be in the form of SARS and 33% in the form of restricted stock. With respect to executives, other than the named executive officers, eligible to participate in the 2010 Long-Term Incentive Plan, the Compensation Committee determined that, subject to the achievement of target performance, 50% of the estimated equity grant value should be in the form of SARS and 50% should be in the form of restricted stock. For all other eligible employees, it was determined that, subject to the achievement of target performance, they would receive 100% of the estimated equity grant in the form of restricted stock.

See the Grant of Plan-Based Awards Table for more information regarding the restricted stock, SARs and performance shares granted to the named executive officers in the 2010 Fiscal Year.

On March 14, 2011, the Compensation Committee approved a special grant of restricted stock to Mr. Reznik. Mr. Reznik received a grant of 76,628 shares of restricted stock. The grant will vest in two equal annual installments on each of the third and fourth anniversaries of the grant date; provided that the Company achieves a three year after-tax return on equity of 8%. In the event that Mr. Reznik's employment is terminated prior to the third or fourth anniversary of the grant date, the shares to vest upon the applicable anniversary will be forfeited. The Compensation Committee approved the special grant to Mr. Reznik to align him more closely with the Company's stockholders; and to retain him as the Company's CEO, as the Compensation Committee believes that he is critical to the future success of the Company and his departure would be detrimental to the Company's operations.

In 2010, the Compensation Committee continued evaluating the balance of SARs, stock options, restricted stock and other stock-based awards to focus on the preservation of share value generated in recent years while providing significant incentives for continuing growth in stockholder value. Based upon such evaluation, the Compensation Committee approved the Maidenform 2011 Long-Term Incentive Plan (the "2011 LTI Plan") for the named executive officers, providing for long-term incentives to be provided by an annual grant providing three component equity awards, SARs, restricted stock and performance shares. The 2011 LTI Plan is designed to:

  •
  provide incentives to senior management of the Company to achieve key business priorities and objectives;

  •
  hold senior management accountable for performance against targets;

  •
  encourage stock ownership across the senior management team and align their interest with those of stockholders;

  •
  focus on long-term success; and

  •
  provide a competitive compensation structure designed to attract and retain senior management talent at the Company.

The 2011 LTI Plan is effective for the fiscal year beginning January 2, 2011.

The 2011 LTI Plan is structured to provide eligible leadership employees ("Participants") an opportunity to earn an equity incentive aligned to each Participant's position with the Company. The equity incentive consists of three types of grants:

  •
  stock-settled SARs that vest over a four-year period beginning on the first anniversary of the grant date;

  •
  restricted stock that vests over a four-year period beginning on the first anniversary of the grant date; and

26    I    Maidenform Brands, Inc.

  •
  performance shares to be paid in common stock at the end of three years conditioned on achievement of certain pre-determined performance measures ("Performance Shares") as described below.

The fiscal 2011 Performance Share award will be based on two performance measures, each of which will represent 50% of the total award, if earned. The first measure is based on the absolute operating income attributable to adjusted operating income at the end of the three-year period commencing January 2, 2011 and ending December 28, 2013 (the "absolute measure"). The second measure is based on our relative total stockholder return (the "relative measure") over the same three-year period as compared to the stock of the 34 publicly traded companies that share Maidenform's Global Industry Classification System (GICS) code—Apparel, Accessories & Luxury Goods (25203010) (the "TSR Peer Group").

With respect to the absolute measure, the number of shares to be granted to the named executive officers will depend upon Maidenform's adjusted operating income in 2013, the third year of the plan. Named executive officers will receive 25% of the award if 90% of the target number is achieved, 100% of the award if 100% of the target number is achieved and 200% of the award if 110% of the target number is achieved. For results between these percentile rankings, payment is determined by interpolation. There is no payout for achievement of less than 90% of the target number.

With respect to the relative measure, named executive officers will receive 25% of the award if we rank at the 35th percentile, 50% of the award if we rank at the 40th percentile, 100% of the award if we rank at the 50th percentile, 133% of the award if we rank at the 60th percentile, 167% of the award if we rank at the 70th percentile and 200% if we rank at the 80th percentile or higher. For results between these percentile rankings, payment is determined by interpolation. There is no payout for a ranking below the 35th percentile.

In reviewing the 2011 LTI Plan, the Compensation Committee also assessed the appropriate distribution of value among the three grant types, as well as the corporate objectives each type of grant was intended to encourage executives to address. Based on consideration of these issues, the Compensation Committee determined that, in the case of the named executive officers and subject to the achievement of target performance, one-third of the estimated equity grant value should be in the form of Performance Shares, one-third should be in the form of SARs and one-third in the form of restricted stock. With respect to executives, other than the named executive officers, eligible to participate in the 2011 LTI Plan and subject to the achievement of target performance, the Compensation Committee determined that, 50% of the estimated equity grant value should be in the form of SARs and 50% should be in the form of restricted stock. For all other eligible employees, it was determined that they would receive, subject to the achievement of target performance, 100% of the estimated equity grant in the form of restricted stock.

Benefits and Perquisites

The Company's executive compensation program also includes other benefits and perquisites. These benefits include annual matching contributions to named executive officers' 401(k) plan accounts, Company-paid medical benefits, group term life insurance coverage and (other than for Mr. Castellano) an auto allowance (or in the case of Mr. Reznik, an auto allowance and car service). Through 2006, these included a benefit accrual under a defined benefit pension plan, which plan was frozen as to participation and benefit accrual on January 1, 2007. The Company annually reviews these other benefits and perquisites and makes adjustments as warranted, based on the Committee's subjective assessment of competitive practices, the Company's performance and the individual's responsibilities and performance. See the "All Other Compensation" column in the Summary Compensation Table and the related footnote for further information regarding these benefits and perquisites.

Post-Termination Compensation and Benefits

The employment agreements for our named executive officers generally provide for severance if the named executive officer's employment is terminated by the Company without cause, by the named executive officer for good reason or as a result of non-renewal of the employment agreement. A description of termination events that trigger post termination pay and benefits

2011 Proxy Statement    I    27

for our named executive officers can be found in the section of this proxy statement entitled "Employment Agreements with Named Executive Officers" and in the Potential Payments Upon Termination or Change-In-Control Table.

Under certain circumstances described in the section of this proxy statement entitled "Employment Agreements with Named Executive Officers" and quantified in the Potential Payments Upon Termination or Change-In-Control Table, stock options, SARs, restricted stock and performance shares granted to the named executive officers may vest earlier than the time-based schedule based upon the occurrence of certain specified events, as described in the footnotes to the Potential Payments Upon Termination or Change-In-Control Table.

The compensation provided to named executive officers in connection with a change-in-control, while potentially costly, provides a number of important benefits to the Company. First, it permits an executive to evaluate a potential change-in-control while relatively free of concern for the executive's own situation or the need to seek employment elsewhere. Second, change-in-control transactions take time to unfold, and a stable management team can help to preserve the Company's operations, which a buyer normally will require, or if a change-in-control transaction is not completed can help ensure that the Company's business will continue without undue disruption. Third, some buyers seek for a management team to remain intact after an acquisition, so that encouraging such stability can add value to the Company in the eyes of a buyer. Finally, we believe that the change-in-control protections in place encourage management to consider on an ongoing basis whether a strategic transaction might be advantageous to our stockholders, even one that would vest control of the Company in a third party. The Compensation Committee believes that the potential cost of executive change-in-control compensation, as a percentage of the potential buyout price, would be well within the range of reasonable industry practice, and represents an appropriate cost relative to the benefits to the Company and its stockholders.

We believe that a strong, experienced management team is essential to the best interests of the Company and our stockholders. In addition, we recognize the possibility that a change-in-control could arise and result in the departure or distraction of the named executive officers to the detriment of the Company and our stockholders. We have entered into employment agreements with each of our named executive officers in order to attract, retain, motivate and compensate qualified executive officers and to minimize potential employment security concerns arising in the course of negotiating and completing a possible future change-in-control transaction.

Impact of Tax and Accounting

The Compensation Committee reviews and considers the various tax and accounting implications of compensation vehicles adopted by the Company.

When determining amounts of equity-based grants to executives and employees, the Compensation Committee examines the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options and other share-based payments result in an accounting charge for the Company. The accounting charge is equal to the fair value of the instruments being issued, which is amortized over the requisite service period, which generally means the vesting period of the instruments. The Compensation Committee also carefully considers the impact of using market conditions (e.g., share price or total stockholder return) as a performance metric under the 2009 Incentive Plan, mindful of the fact that if the condition is not achieved, the accounting charge would not be reversible.

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation the Company can deduct in any one year for compensation paid to the Chief Executive Officer and three most highly-compensated executive officers employed by the Company at the end of the year (other than the Company's chief financial officer) per year. However, the $1 million deduction limit does not apply to performance-based compensation under a plan that has been approved by the Company's stockholders. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions as noted above and

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retains the flexibility to grant awards it determines to be consistent with the Company's goal for its executive compensation program even if the award is not deductible by the Company for tax purposes.

Conclusion

After careful review and analysis, we believe that each element of compensation and the total compensation provided to each of our named executive officers is reasonable and appropriate. The value of the compensation payable to the named executive officers is significantly tied to our performance and the return to our stockholders. We believe that our compensation programs will allow us to attract, retain, motivate and compensate the top performing management team needed to sustain future growth in corporate and stockholder value.

 Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporated by reference into any such filing.

COMPENSATION COMMITTEE REPORT

Based on the Compensation Committee's review and discussions with management of the Company, the Compensation Committee recommended to the Board of Directors that the Company's Compensation Discussion & Analysis be included in the Company's Proxy Statement prepared in connection with the 2011 Annual Meeting and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended January 1, 2011.

Submitted by the Compensation Committee of the Board of Directors:
Norman Axelrod (Chair) Harold Compton Karen Rose

2011 Proxy Statement    I    29

EXECUTIVE COMPENSATION TABLES

2010 Summary Compensation Table

The following table sets forth information with respect to the compensation received during the last three fiscal years by (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) two other executive officers who were serving as executive officers at the end of our last fiscal year and (iv) one individual for whom disclosure would have been provided as one of the three most highly compensated executive officers but for the fact she was not serving as executive officer of the Company at the end of our last fiscal year. These executives are referred to as our "named executive officers" elsewhere in this Proxy Statement. No other individual served as an executive officer of the Company during the last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Maurice S. Reznik	2010	$616,346	$—	$529,450	$239,341	$1,464,180	$3,353	$36,535	$2,889,205
Chief Executive Officer and	2009	575,000	—	2,529,564	—	1,057,762	1,310	34,819	4,198,455
Director	2008	559,134	103,644	359,369	359,375	40,106	1,236	41,579	1,464,443
Christopher W. Vieth	2010	442,572	—	203,508	91,992	605,677	—	13,885	1,357,634
Executive Vice President, Chief Operating	2009	425,000	—	999,161	—	491,276	—	13,451	1,928,888
Officer and Chief Financial Officer	2008	253,365	65,190	138,127	138,124	11,310	—	5,128	611,244
Gayle Weibley Wolman(6)	2010	68,977	—	56,631	25,593	—	—	254,952	406,153
Executive Vice President, Human	2009	253,550	—	86,543	—	197,075	—	14,977	552,145
Resources	2008	240,897	17,619	30,503	30,498	6,808	—	17,051	343,376
Nanci Prado	2010	260,336	—	36,846	16,647	175,648	—	13,690	503,167
Executive Vice President, General	2009	173,077	—	25,003	25,004	110,757	—	6,625	340,466
Counsel and Secretary	2008	—	—	—	—	—	—	—	—
Steven Castellano	2010	397,103	10,000	110,608	49,999	329,766	2,333	5,485	905,294
Senior Vice President, Merchandising	2009	353,375	—	161,015	—	285,738	678	5,485	806,291
and Design Operations	2008	322,300	41,848	56,878	56,876	9,974	640	9,769	498,285

(1)
Amounts represent a discretionary bonus to Messrs. Reznik, Vieth, Castellano, and Ms. Weibley Wolman, granted in respect of 2008 fiscal year performance. Mr. Castellano also received a discretionary bonus in the 2010 fiscal year as recognition for his contributions towards several product introductions.

(2)
Amount shown represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 2, "Summary of Significant Accounting Policies," under the heading "Stock-based compensation," and Note 10, "Stock-Based Compensation," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the fiscal year ended January 1, 2011 for the assumptions made for valuing stock-based compensation under FASB ASC Topic 718.

(3)
Amounts represent bonus earned pursuant to the 2005 Annual Performance Bonus Plan and under the 2009 Incentive Plan (for Mr. Reznik) for Fiscal Years 2010, 2009 and 2008, which were approved by the Compensation Committee and paid in March 2011, 2010 and 2009, respectively.

(4)
The amounts for the Fiscal Years 2010, 2009 and 2008 are comprised entirely of changes between December 31, 2009 and December 31, 2010, changes between December 31, 2008 and December 31, 2009 and changes between December 31, 2007 and December 31, 2008, respectively, in the actuarial present value of the accumulated pension benefits of each of the named executive officers. Our benefit plans operate in the same manner for all participants in each plan and there is no special formula for the Chief Executive Officer or any other named executive officer. See Note 7, "Benefit Plans," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended January 1, 2011 for the assumptions made in calculating the change in pension value. The Maidenform, Inc. Retirement Plan was frozen as to future benefit accruals and participation effective on January 1, 2007.

30    I    Maidenform Brands, Inc.

(5)
Amounts represent the value of perquisites and other personal benefits which are further detailed below.

Named Executive Officer	Year	Car Service	Automobile Allowance	Company Matched 401(k) Contribution	Group Life Insurance	Severance	Accrued Vacation	Total
Maurice S. Reznik	2010	$21,558	$8,400	$4,900	$1,677	$—	$—	$36,535
Christopher W. Vieth	2010	—	8,400	4,900	585	—	—	13,885
Gayle Weibley Wolman	2010	—	2,100	4,900	644	240,410	6,898	254,952
Nanci Prado	2010	—	8,400	4,900	390	—	—	13,690
Steven Castellano	2010	—	—	4,900	585	—	—	5,485
(6)
Ms. Weibley served as Executive Vice President, Human Resources, until April 2010. Her compensation amounts reflect the amount she received for her partial year of employment and compensation received upon her departure from the Company pursuant to the terms of her employment agreement. Her annualized base salary for 2010 was $256,200.

Grants of Plan-Based Awards in the 2010 Fiscal Year

In the 2010 Fiscal Year, grants were made to our named executive officers pursuant to the 2009 Incentive Plan and the 2005 Annual Performance Bonus Plan. For a detailed description, please see the sections entitled Annual Performance Bonus and Long-Term Incentives in the Compensation Discussion and Analysis in this proxy statement.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
								All Other Stock Awards: Number of Shares of Stock or Units(3) (#)		All Other Option Awards: Number of Securities Underlying Options(4) (#)				Grant Date Fair Value of Stock and Option Awards(6) ($)
												Exercise or Base Price of Option Awards(5) ($/Sh)	Closing Market Price on Date of Grant ($/Sh)
Named Executive Officer	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Maurice S. Reznik		$195,313	$781,250	$1,562,500
	2/23/2010				$59,836	$239,344	$478,688							289,383
	2/23/2010							14,701	(7)					$240,067
	2/23/2010									33,901	(7)	$16.33	$16.37	239,341
Christopher W. Vieth		99,960	357,000	667,590
	2/23/2010				22,998	91,991	183,982							111,243
	2/23/2010							5,650	(7)					92,265
	2/23/2010									13,030	(7)	16.33	16.37	91,992
Gayle Weibley Wolman		35,868	128,100	239,547
	2/23/2010				6,399	25,594	51,188							30,960
	2/23/2010							1,572	(7)					25,671
	2/23/2010									3,625	(7)	16.33	16.37	25,593
Nanci Prado		29,400	105,000	196,350
	2/23/2010				4,163	16,650	33,300							20,140
	2/23/2010							1,023	(7)					16,706
	2/23/2010									2,358	(7)	16.33	16.37	16,647
Steven Castellano		65,168	220,908	398,739
	2/23/2010				12,500	50,000	100,000							60,459
	2/23/2010							3,071	(7)					50,149
	2/23/2010									7,082	(7)	16.33	16.37	49,999

(1)
Amounts shown represent the threshold, target and maximum awards that could have been earned by the named executive officer based on the level of achievement of the performance goals established by the Compensation Committee for the 2010 Fiscal Year pursuant to a performance-based cash bonus awarded under the 2009 Incentive Plan and the 2005 Annual Performance Bonus Plan. Amounts were payable based on the level of achievement of separate performance metrics, which are aggregated in the table. Therefore, payouts below the indicated threshold level were possible in cases in which performance met the threshold performance level for one performance metric but not for others. The actual amount paid pursuant to the performance-based cash bonus for the 2010 Fiscal Year is included in the 2010 Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column.

(2)
Subject to limited acceleration in certain specified circumstances, these awards are performance stock awards that vest on the third anniversary of the grant date, February 23, 2010. 50% of the total award is subject to the absolute revenue attributable to sales of shapewear at the end of the three-year period commencing January 1, 2010 and ending December 31, 2012. The remaining 50% of the award is subject to the Company's total stockholder return, measured against the stock of a predetermined peer group of companies, at the end of the three-year period commencing January 1, 2010 and ending December 31, 2012.

(3)
Amounts shown reflect restricted stock granted to the named executive officers in the 2010 Fiscal Year.

(4)
Amounts shown reflect SARs granted to the named executive officers in the 2010 Fiscal Year.

(5)
Amounts shown reflect the closing price of our Common Stock on the trading day immediately preceding the date of grant pursuant to the terms of the 2009 Incentive Plan.

(6)
The value of the performance shares, restricted stock, and SARs awards are based on the fair value as of the grant date of such award determined pursuant to FASB ASC Topic 718, and disregards estimates of forfeitures related to service-based vesting conditions. An executive will realize value from SARs only to the extent that, at the time of exercise, the market price of the underlying Common Stock exceeds exercise price, which is an amount that likely will differ from the grant date fair value reflected above.

(7)
These awards of restricted stock and SARs, as applicable, vest on each of the first, second, third and fourth anniversaries of the grant date, subject to limited acceleration in certain specified circumstances.

2011 Proxy Statement    I    31

Outstanding Equity Awards at the end of the 2010 Fiscal Year

	Option Awards						Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1) ($)
Maurice S. Reznik	75,000	—		$17.00		7/22/2012
	25,755	8,586	(2)	19.11	(3)	5/24/2014
	33,712	33,713	(4)	14.96	(3)	8/18/2015
	—	33,901	(5)	16.33	(3)	2/23/2017
							3,271	(2)	$77,752
							12,011	(4)	285,501
							61,749	(6)	1,467,774
							175,000	(7)	4,159,750
							14,701	(5)	349,443
										7,328	(8)	$174,187
										7,328	(9)	174,187
Christopher W. Vieth	12,813	12,813	(10)	15.04	(3)	6/2/2015
	—	13,030	(5)	16.33	(3)	2/23/2017
							4,592	(10)	109,152
							23,733	(6)	564,133
							70,000	(7)	1,663,900
							5,650	(5)	134,301
										2,817	(8)	66,960
										2,817	(9)	66,960
Gayle Weibley Wolman	906	—		16.33	(3)	4/30/2011
Nanci Prado	1,197	3,593	(11)	12.75	(3)	5/1/2016
		2,358	(5)	16.33	(3)	2/23/2017
							1,471	(11)	34,966
							1,023	(5)	24,317
										510	(8)	12,123
										510	(9)	12,123
Steven Castellano	—	1,036	(2)	19.11	(3)	5/24/2014
	2,668	5,336	(4)	14.96	(3)	8/18/2015
	—	7,082	(5)	16.33	(3)	2/23/2017
							395	(2)	9,389
							1,901	(4)	45,187
							12,285	(6)	292,014
							3,071	(5)	72,998
										1,531	(8)	36,392
										1,531	(9)	36,392

(1)
Valuation based on the December 31, 2010 closing price of $23.77 per share.

(2)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, May 24, 2007, subject to limited acceleration in certain specified circumstances.

(3)
Represents the reference price of the SARs awards.

(4)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, August 18, 2008, subject to limited acceleration in certain specified circumstances.

(5)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, February 23, 2010, subject to limited acceleration in certain specified circumstances.

(6)
These awards of restricted stock, vest on each of the first, second, third and fourth anniversary of the grant date, March 27, 2009, subject to limited acceleration in certain specified circumstances.

(7)
These awards of restricted stock, vest on each of the third, fourth and fifth anniversary of the grant date, March 27, 2009, subject to limited acceleration in certain specified circumstances.

32    I    Maidenform Brands, Inc.

(8)
These awards are performance stock awards and vest on the third anniversary of the grant date, February 23, 2010. The number of shares to be granted is subject to the absolute revenue attributable to sales of shapewear at the end of the three-year period commencing January 1, 2010 and ending December 31, 2012.

(9)
These awards are performance stock awards and vest on the third anniversary of the grant date, February 23, 2010. The number of shares to be granted is subject to the Company's total stockholder return, measured against the stock of a predetermined peer group of companies, at the end of the three-year period commencing January 1, 2010 and ending December 31, 2012.

(10)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, June 2, 2008, subject to limited acceleration in certain specified circumstances.

(11)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, May 1, 2009, subject to limited acceleration in certain specified circumstances.

Option Exercises and Stock Vested in the 2010 Fiscal Year

The following table lists the number of shares of our Common Stock acquired and the value realized as a result of stock option and SARs exercises and vesting of restricted stock by our named executive officers in the 2010 Fiscal Year.

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Maurice S. Reznik	78,900	$1,799,800	29,858	$676,370
Christopher W. Vieth	—	—	10,207	222,798
Gayle Weibley Wolman	10,896	74,495	4,795	107,520
Nanci Prado	—	—	490	11,182
Steven Castellano	8,774	83,752	5,440	122,406

(1)
Value realized on exercise is based on the fair market value of our Common Stock on the date of exercise less the exercise price, multiplied by the number of shares underlying the exercised options.

(2)
Value realized on vesting is based on the number of shares acquired on vesting, and the market price of the Company's stock on the day of vesting.

2010 Pension Benefits

The following table reflects the present value of benefits accrued by each of the named executive officers eligible for the Maidenform, Inc. Retirement Plan.

Named Executive Officer	Number of Years Credited Service #	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Maurice S. Reznik	9	$26,497	$—
Steven Castellano	6	14,320	—

(1)
Generally, compensation utilized for pension formula purposes includes salary and annual bonus not to exceed the ERISA and Code maximum compensation. Amounts related to equity awards are not included in the calculation of compensation for purposes of the pension benefit. Our pension plan, which is intended to be a tax-qualified defined benefit retirement plan, operates in the same manner for all participants and there is no special formula for the Chief Executive Officer or any of the other named executive officers. The values reported in the "Present Value of Accumulated Benefit" column are theoretical and calculated and presented pursuant to SEC requirements and are based on assumptions used in preparing our audited financial statements for the year ended January 1, 2011. The Maidenform, Inc. Retirement Plan was frozen as to future benefit accruals and participation effective on January 1, 2007. See Note 8, "Benefit Plans," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended January 1, 2011 for the assumptions made in calculating the change in pension value.

2011 Proxy Statement    I    33

MAIDENFORM, INC. RETIREMENT PLANS

We sponsor a defined benefit plan, the Maidenform, Inc. Retirement Plan, covering substantially all of our eligible employees, including the named executive officers, who are not covered by benefit plans through their union. This plan is the result of the merger of two separate defined benefit plans, effective April 14, 1999. As of that date, the Restated Replacement Maidenform, Inc. Retirement Plan (the "Replacement Plan") (the successor to the original Maidenform, Inc. retirement plan, adopted effective in 1955) merged into the NCC Industries, Inc. Defined Benefit Pension Plan (the "NCC Plan"), and the combined plan was renamed the Maidenform, Inc. Retirement Plan (the "Retirement Plan"). After the merger, the Retirement Plan became responsible for payment of all vested benefits that were previously payable by the Replacement Plan and the NCC Plan. The Retirement Plan was frozen as to participation and benefit accrual on January 1, 2007.

We have included in our consolidated balance sheet at January 1, 2011 a liability in the amount of $4.0 million related to the Retirement Plan. Separately, in accordance with the actuarial valuation of the plan, we expect to contribute $0.4 million to the Retirement Plan to be made in the 2011 fiscal year for the 2010 plan year.

The Retirement Plan consists of a basic benefit and a supplemental benefit, as more fully described below.

Basic Benefit—Replacement Plan portion of the Retirement Plan

The basic non-contributory annual normal retirement benefit under the Replacement Plan portion of the Retirement Plan is determined as follows for employees employed on or after January 1, 1997: (i) 1.75% of the annual basic covered compensation (as described below) earned after 1983; (ii) 1.5% of the average annual basic covered compensation in 1983 and 1984 multiplied by the number of years of creditable service before 1984, and in the case of a participant who has no service before 1983, 1.5% of the annual basic covered compensation in 1983; plus (iii) 1% of the average annual covered compensation in 1983 and 1984 multiplied by years of prior service (service prior to 1955). Basic covered compensation is limited to $10,000 per year through 1987, $15,000 in 1988, $18,000 per year for 1989 through 1993, and $26,000 per year thereafter through December 31, 2006.

Supplemental Benefit—Replacement Plan portion of the Retirement Plan

The Supplemental Benefit portion of the Retirement Plan also provides supplemental benefits to participants who elect to make payroll deductions equal to 2% of supplemental compensation (as described below) in order to pay a portion of the supplemental benefits.

Supplemental benefits are equal to the sum of: (i) 1.75% of supplemental compensation earned after 1988; (ii) 1.5% of supplemental compensation earned during 1985 through 1988; (iii) 1.5% of the average supplemental compensation in 1983 and 1984 multiplied by the number of years of creditable service before 1985 during which the participant was a member in the supplemental benefit portion of the plan, and in the case of a participant who had no service before 1983, 1.5% of the supplemental compensation in 1983 and 1984); and (iv) 0.5% of the average supplemental compensation in 1983 and 1984 multiplied by the total number of years of prior service (service prior to 1955). So long as a participant contributes to the supplemental benefit, the participant will earn a supplemental benefit until the earlier of: (1) retirement or other termination of employment; or (2) the date the number of years of service equals or exceeds 40. Supplemental compensation means compensation in excess of basic covered compensation (as defined above), subject to the legal limits ($220,000 for 2006, the last year prior to the freeze date).

Effective January 1, 2007, the Retirement Plan was frozen as to participation and benefit accrual.

MAIDENFORM, INC. SAVINGS PLAN

We sponsor a defined contribution plan, the Maidenform, Inc. Savings Plan, covering substantially all of our eligible employees who are not covered by benefit plans through their union. Participants in this plan are permitted to contribute up to 20% of their compensation (subject to legal limits) to the plan on a pre-tax basis. This plan provides for a safe harbor matching provision and

34    I    Maidenform Brands, Inc.

we will make a safe harbor matching contribution on behalf of each participant in an amount equal to 100% of the first 3% of the participant's eligible compensation contributed to the plan and 50% of the next 2% of the participant's eligible compensation contributed to the plan. Effective April 1, 2009, this plan has been amended to reduce the matching contribution to 100% of the first 1.5% of the participant's eligible compensation contributed to the plan and 50% of the next 1% of the participant's eligible compensation contributed to the plan.

Potential Payments Upon Termination or Change-In-Control

The table below describes and estimates additional compensation and benefits that our named executive officers would become entitled to pursuant to their employment agreements and other agreements entered into between us and them upon a termination of their employment in certain circumstances or in the event of a change-in-control, in each case assuming such event had occurred on January 1, 2011. Where applicable, the amounts payable assume a $23.77 fair value of our Common Stock (the closing price on December 31, 2010). We have calculated these estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our named executive officers would receive in such circumstances. The table excludes (i) compensation amounts accrued through January 1, 2011 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) vested account balances under our retirement plans that are generally available to all of our salaried employees. In addition, where applicable, the amounts reflected for bonuses reflect the actual amounts paid to the named executive officers for the 2010 Fiscal Year, since the hypothetical termination or change-in-control date is the last day of the fiscal year for which the bonus is to be determined.

Name	Trigger Event	Base Salary(1) ($)	Bonus(2) ($)		Health Benefits(6) ($)	Acceleration of Equity Awards(7) ($)	Out- placement(8) ($)	Total ($)
Maurice S. Reznik	Termination Without Cause or for Good Reason (Post-CIC Termination)	$937,500	$875,000	(3)	$48,360	$7,277,838	$10,000	$9,148,698
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	937,500	854,016	(4)	48,360	1,048,669	10,000	2,898,545
	Change in Control—No Termination	—	—		—	7,277,838	—	7,277,838
	Death or Disability	—	1,464,180	(5)	—	1,048,669	—	2,512,849
Christopher W. Vieth	Termination Without Cause or for Good Reason (Post-CIC Termination)	446,250	369,495	(3)	30,616	2,814,207	—	3,660,568
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	446,250	369,421	(4)	30,616	356,340	—	1,202,627
	Change in Control—No Termination	—	—		—	2,814,207	—	2,814,207
	Death or Disability	—	605,677	(5)	—	356,340		962,017
Nanci Prado	Termination Without Cause or for Good Reason (Post-CIC Termination)	262,500	143,202	(3)	—	140,666	—	546,368
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	262,500	107,625	(5)	—	35,293	—	405,418

2011 Proxy Statement    I    35

Name	Trigger Event	Base Salary(1) ($)	Bonus(2) ($)		Health Benefits(6) ($)	Acceleration of Equity Awards(7) ($)	Out- placement(8) ($)	Total ($)
	Change in Control—No Termination	—	—		—	140,666	—	140,666
	Death or Disability	—	175,648	(5)	—	35,293	—	210,941
Steven Castellano	Termination Without Cause or for Good Reason (Post-CIC Termination)	401,651	229,744	(3)	30,267	596,900	—	1,258,562
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	401,651	208,493	(4)	30,267	189,042	—	829,453
	Change in Control—No Termination	—	—		—	596,900	—	596,900
	Death or Disability	—	329,766	(5)	—	189,042	—	518,808

(1)
Represents an amount equal to their 2010 base salary, except that with respect to Mr. Reznik, the amount represents an amount equal to 1.5 times his base salary.

(2)
Excludes the amount of any discretionary bonus received.

(3)
Represents a lump sum payment in the event of a termination of employment by us without Cause or by for the named executive officer for Good Reason within 2 years following the consummation of a change-in-control (a "Post-CIC Termination") equal to one times the greater of the named executive officer's average annual bonus for the three fiscal years ended January 1, 2011 (the "3-year Average Bonus Amount") and the named executive officer's target bonus for the 2011 Fiscal Year.

(4)
Represents a lump sum payment in the event of a termination of employment by us without Cause or by the named executive officer for Good Reason that is not a Post-CIC Termination equal to one times the lesser of the 3-year Average Bonus Amount and the named executive officer's target bonus for the 2011 Fiscal Year.

(5)
Represents a lump sum payment equal to the named executive officer's actual annual bonus received for the 2010 Fiscal Year.

(6)
Represents our payment for the cost of continuation of health coverage for up to 12 months (or, 18 months, with respect to Mr. Reznik) following termination.

(7)
Represents the fair market value of our Common Stock on January 1, 2011, less the exercise price, if applicable, multiplied by the number of shares of our Common Stock underlying all equity awards held by the named executive officer on such date that would have become vested and exercisable or for which the restrictions thereon would have lapsed had such event occurred on such date.

(8)
Represents our payments for the cost of outplacement services.

Termination of Gayle Weibley Wolman

Ms. Weibley served as our Executive Vice President, Human Resources, until April 2010. In accordance with her employment agreement and in consideration for her agreement to waive and release any claims she may have had against the Company and other related parties, Ms. Weibley received:

  •
  payment of an amount equal to $362,380, paid in installments over a period of 12 months from the resignation date; and

  •
  for a period ending on the earlier of 12 months following her resignation date or her becoming eligible for medical benefits from a subsequent employer, monthly payments in an amount equal to 100% of the premium for COBRA coverage for the applicable month, grossed up to reflect all applicable taxes.

Long-Term Incentive Plans

The Company had no long-term incentive plans during the 2010 Fiscal Year other than its 2009 Omnibus Incentive Plan (formerly the 2005 Stock Incentive Plan).

36    I    Maidenform Brands, Inc.

Report on Repricing of Options

There were no adjustments or amendments to the exercise price of stock options previously awarded to any of the named executive officers during the last fiscal year.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Employment Agreements with Messrs. Reznik, Vieth, Castellano, and Ms. Prado

Messrs. Reznik, Vieth and Castellano, and Ms. Prado all entered into employment agreements with us and our wholly-owned subsidiary Maidenform, Inc. that provide substantially the same terms, except as described below.

Each of the employment agreements provides for a one-year employment term with automatic one-year renewals for successive one year periods unless either party decides to terminate the agreement on 120 days' notice. The employment agreements provide that such named executive officers will receive an annual base salary in the amounts set forth below, subject to increase (but not decrease) as determined by the Compensation Committee:

2011 Base Salary
Maurice S. Reznik	$700,000
Christopher W. Vieth	461,869
Nanci Prado	269,063
Steven Castellano	417,717

The employment agreements provide that for fiscal year 2011 and subsequent years the annual bonuses for such named executive officers will be based on performance goals permitted under, and subject to, our bonus plans under in which such officers are eligible to participate (see "Compensation Discussion and Analysis—Elements of Executive Compensation—Details—Annual Performance Bonus" for a discussion regarding the 2010 Fiscal Year annual bonus for our named executive officers). Each such named executive officer is also entitled to participate in all benefit plans and programs available to our other senior employees.

Each of the employment agreements provide that the named executive officer will be entitled to severance payments if his or her employment is terminated by us without "cause" or by the named executive officer with "good reason" (see definitions below), or if we elect not to extend the term of the agreement. Subject to the named executive officers execution of a general release of claims, the employment agreements provide for the following severance payments and benefits:

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  for Mr. Reznik, an amount equal to 1.5 times his then current base salary and for the other named executive officers an amount equal to their then current base salary;

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  an amount equal to (x) in the event of a termination of his or her employment without cause or for good reason within 2 years following a change-in-control (see below) (a "Post CIC Termination"), an amount equal to 1 times the greater of (i) an amount equal to such named executive officers average annual bonus over the three fiscal years immediately preceding his or her termination of employment (or, if less, the actual number of years of employment and determined by annualizing the bonus actually paid with respect to any partial year of employment) (the "3-year Average Bonus") and (ii) his or her target bonus for the year in which the termination occurs; or (y) in the event of a termination without cause or for good reason that is not a Post CIC Termination, an amount equal to 1 times the lesser of (i) such named executive officers 3-year Average Bonus and (ii) his or her target bonus for the year in which the termination occurs; and

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  if such named executive officer (or his or her dependents) timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), we will pay the cost of such COBRA coverage in an amount equal to 100% of the monthly premium for such coverage for up to 18 months in the case of Mr. Reznik and for up to 12 months for the other named executive officers.

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In addition to the foregoing, Mr. Reznik's employment agreement also provides that upon any such termination, we will pay for outplacement services (up to a maximum of $10,000) until he obtains subsequent employment, but in no event beyond the last day of the second year following the year in which the termination occurs.

The employment agreements provide that if such named executive officers die or if we terminate their employment due to their having suffered a "disability" (as defined in the employment agreements), such named executive officer will be entitled to payment of an amount equal to the bonus he or she would have been entitled to receive for the year of termination had his or her employment not terminated, such amount to be prorated based on his or her period of employment during the year of termination and based upon actual results of the applicable performance goals.

The employment agreements provide that any equity awards granted to such named executive officers will vest and become exercisable in equal annual installments on each anniversary of the grant date over a four year period for so long as such named executive officer remains employed by us, subject to 100% acceleration of vesting upon a "change-in-control" (as defined under our 2009 Omnibus Incentive Plan). Upon a termination of employment by us without cause or by the named executive officer for good reason or as a result of non-extension of the term of employment by us, such equity incentives will vest with respect to the number of shares that would have otherwise vested during the 12 months following the date of his or her termination. None of our named executive officers is entitled to a golden parachute (280G) excise tax gross-up.

"Cause" is generally defined under the employment agreements to mean the executive's:

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  conviction for or entry of a plea of guilty or nolo contendere with respect to a felony or any misdemeanor crime involving moral turpitude;

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  willful misappropriation of our or any of our subsidiary companies' funds or property or other acts of fraud, dishonesty, self-dealing, or any significant violation of any duty of loyalty;

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  perpetration of an illegal act which causes material economic injury to us or any of our subsidiary companies; or

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  material breach of the employment agreement or material failure to perform the duties thereunder.

"Good reason" is generally defined under the employment agreements to mean the occurrence of any of the following events without the executive's consent:

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  a material diminution of the executive's authority, duties, responsibilities (including reporting requirements), or base salary;

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  the executive's relocation beyond a radius of 50 miles from our Iselin, New Jersey office (or, solely with respect to Mr. Reznik, our office in New York, New York); or

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  our material breach of the employment agreement.

The employment agreements provide that such named executive officer cannot enter into any business activity directly competitive with our business for a period 18 months after the termination of his employment in the case of Mr. Reznik and for a period of 12 months for the other named executive officers. In addition, during such period, the named executive officer is prohibited from directly or indirectly soliciting any of our customers, attempting to influence any of our suppliers, customers or potential customers from terminating or modifying any of their arrangements with us, or from attempting to influence any person from terminating or modifying his or her service relationship with us.

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The employment agreement also contains proprietary information and confidentiality provisions and such named executive officers have agreed to assign to us any intellectual property rights they may have in any developments or discoveries that they conceive, create, make, develop, reduce to practice or acquires during the term of their employment.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information regarding the Common Stock authorized for issuance under our equity compensation plans, as of January 1, 2011:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)(2) (c)
Equity compensation plans approved by stockholders(3)	696,004	(4)	$13.83	410,301
Equity compensation plans not approved by stockholders	—		—	—

Total	696,004		$13.83	410,301

(1)
Excludes securities reflected in column (a). Effective July 6, 2005, we amended our 2004 Rollover Stock Option Plan, our 2004 Stock Option Plan, and our 2004 Stock Option Plan for Non-Employees Directors to provide that no additional equity-based awards shall be available for issuance under these plans, although previously granted stock options will continue to remain outstanding in accordance with the terms of the applicable option agreement and the applicable plan.

(2)
Effective May 21, 2009, any share of common stock that is granted in the form of restricted stock, performance shares or other stock-based awards that are not stock appreciation rights shall be counted against the available shares under the plan at 1.65 shares to 1.0 for each share granted.

(3)
Our equity compensation plans which were approved by our stockholders are the 2004 Rollover Stock Option Plan, as amended, 2004 Stock Option Plan, as amended, 2004 Stock Option Plan for Non-Employees Directors, as amended, and the 2009 Omnibus Incentive Plan, as amended (formerly the 2005 Stock Incentive Plan).

(4)
Includes stock appreciation rights with respect to 409,661 shares of common stock with a weighted average reference price of $15.66 per share.

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Audit Committee Report

ROLE OF THE AUDIT COMMITTEE

The Audit Committee appoints our independent registered public accounting firm, subject to ratification by our stockholders, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting and financial controls and risk, reviews and approves transactions between Maidenform and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board. The Audit Committee charter is available in the "Investor Relations—Governance" section of our website.

REVIEW OF THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE 2010 FISCAL YEAR

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2010 Fiscal Year with the Company's management. The Audit Committee has separately discussed with PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm for the 2010 Fiscal Year, the matters required to be discussed by PCAOB AU Section 380 ("Communication with Audit Committees"), as amended, which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC the independence of that firm from the Company.

CONCLUSION

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the 2010 Fiscal Year for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:
Karen Rose (Chair) Harold Compton Barbara Eisenberg

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, and reference to the independence of the Audit Committee members are not deemed filed with the SEC, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

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Overview of Proposals

This Proxy Statement contains five proposals requiring stockholder action. Proposal No. 1 requests the election of six directors to the Board. Proposal No. 2 requests the approval of an amendment to the Company's Incentive Plan. Proposal No. 3 requests an advisory vote on executive compensation. Proposal No. 4 requests an advisory vote on the frequency of the advisory vote on executive compensation. Proposal No. 5 requests the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2011 fiscal year. Each of the proposals is discussed in more detail in the pages that follow.

Proposal No. 1
Election of Directors

The Board has nominated Directors Axelrod, Beetz, Compton, Eisenberg, Reznik and Rose to be elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the six nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's six nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy.

VOTE REQUIRED

The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the six directors to be elected by those shares, will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

Proposal No. 2
Approval of Amendment to the Incentive Plan

The Company is asking you to approve an amendment to the Company's 2009 Omnibus Incentive Plan (the "Incentive Plan") to increase the maximum number of shares authorized for issuance under the Incentive Plan by 4,300,000 shares to a total of 6,450,000 shares. The Board believes that the current number of shares available for grants will not be sufficient to meet the Company's anticipated needs going forward. Therefore, in order to provide the Company with sufficient equity, the Board unanimously approved the proposed share increase and amendment to the Incentive Plan, subject to stockholder approval. The current Incentive Plan was approved by the Company's stockholders at the Company's 2009 Annual Meeting of Stockholders.

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The Board has determined that it is advisable to increase the maximum number of shares available for issuance under the Incentive Plan in order to provide flexibility for the Company to continue to award meaningful incentives to the Company's executive officers and key employees. The proposed amendment would facilitate the Company's ability to continue to grant equity incentives pursuant to the Incentive Plan, which are vital to the Company's ability to attract and retain outstanding and skilled individuals in the competitive markets in which the Company competes. The Company's employees are some of its most valuable assets, and such awards are crucial to the Company's ability to attract and retain employees and motivate employees to achieve the Company's goals. The Board believes that the approval of the proposed amendment to the Incentive Plan is instrumental to the Company's long-term growth and financial success.

Summary of the Incentive Plan

The following is a summary of the principal features of the Incentive Plan and its operation. This summary is qualified in its entirety by reference to the full text of the Incentive Plan (as proposed to be amended) attached to this proxy statement as Exhibit A. Except for the proposed amendment described above in this Proposal No. 2, the Company's stockholders are not being asked to approve any other amendments to the Incentive Plan. Capitalized terms not otherwise defined herein will have the meanings assigned to such terms in the Incentive Plan.

Types of Awards Granted under the Incentive Plan

The Incentive Plan permits the grant of the following types of incentive awards: (1) stock options, including incentive stock options and nonqualified stock options, (2) stock appreciation rights (SARs), (3) restricted stock, (4) performance shares, (5) other stock-based awards, and (6) performance-based cash awards (each, an "Award").

Administration of the Incentive Plan

The Incentive Plan is administered by the Compensation Committee of the Board (the "Committee"), which has the authority to, among other things, grant Awards and determine the terms and conditions of awards (subject to the terms of the Incentive Plan), including the exercise price and vesting schedule.

Stock Available for Awards

The aggregate number of shares of the Company's common stock that currently may be issued pursuant to Awards under the Incentive Plan is 2,150,000 shares. If stockholders approve the proposed amendment, this limit would be increased to 6,450,000 shares. As of April 6, 2011, 93,721 shares remained available for grants under the Incentive Plan.

Any shares of common stock that are subject to restricted stock, performance shares or other stock-based awards that confer potential for gain other than based on the appreciation of the value of a share of common stock will be counted against this limit as 2.01 shares for every share granted.

Eligibility to Receive Awards

Awards under the Incentive Plan may be granted to employees and consultants of the Company and its subsidiaries or parent corporations (as defined under Section 424 of the Code) and to non-employee directors of the Company. Approximately 90 persons are currently eligible to participate in the Incentive Plan.

Stock Options

A stock option is the right to acquire shares of the Company's common stock at a fixed exercise price for a fixed period of time. Under the Incentive Plan, the Committee may grant nonqualified stock options and/or incentive stock options (only to eligible employees). The Committee will determine the number of shares subject to each option, the term of each option (which may not exceed seven years (or five years in the case of an incentive option granted to a 10% stockholder)), the exercise price, the vesting schedule, and other material terms of each option.

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The exercise price of the shares subject to each option cannot be less than 100% of the fair market value on the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value). Unless otherwise determined by the Committee at the time of grant, stock options are subject to termination if prior to exercise the recipient engages in Detrimental Activity, or if the recipient engages in Detrimental Activity during the one-year period following the later of the date the stock option is exercised or becomes vested, the Company may recover at any time within the one-year period following such date, and upon request the recipient will pay to the Company, an amount equal to any gain realized as a result of the exercise (the "Detrimental Activity Provisions"). Options vest and become exercisable at the times and on the terms established by the Committee at the time of grant. The exercise price of each option granted under the Incentive Plan must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment through the tender of shares that are already owned by the participant, or by any other form of legally permissible consolidation which the Committee determines to be consistent with the purpose of the Incentive Plan.

Stock Appreciation Rights

Awards of stock appreciation rights (SARs) may be granted in tandem with or in connection to all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the SAR. The maximum term permitted for SARs is seven years. The Committee determines the terms of SARs, except that the exercise price of a SAR that is granted independently of an option may not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of a SAR that is granted in tandem with or in connection to an option may not be less than the exercise price of the related option. In addition, the Committee may also grant "limited SARs," which become exercisable only upon the occurrence of a change in control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Unless otherwise determined by the Committee at grant, SARs are subject to the Detrimental Activity Provisions. The Committee may determine the effect of termination of employment or service on the rights and benefits under SARs and in doing so may make distinctions based upon the cause of termination or other factors.

A SAR granted in tandem with an option will entitle the participant to exercise the SAR by surrendering to the Company a portion of the unexercised related option. The participant will receive in exchange from the Company an amount equal to the excess of the fair market value of the shares on the date of exercise of the SAR covered by the surrendered portion of the related option over the exercise price of the shares covered by the surrendered portion of the related option. When a SAR granted in tandem with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A SAR granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires. A SAR granted in connection with an option will automatically be deemed exercised after the related option is exercised.

Restricted Stock

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. The Committee will determine the number of shares subject to a restricted stock award and the other terms of the Award (including the purchase price, if any, and transfer restrictions). In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such award, the Committee may impose whatever conditions to vesting as it determines to be appropriate or determine that fully-vested shares should be awarded. For example, the Committee may determine to grant an award of restricted stock that will vest only if the participant continues employment and certain performance goals established by the Committee are satisfied. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Incentive Plan, included in Annex B hereto and discussed in general below, and such other factors as the Committee may determine in its sole discretion, including to comply with Code Section 162(m).

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Holders of restricted stock awards are entitled to dividends paid on the underlying stock, although such dividends may be subject to the same vesting conditions as the restricted stock to which they are attributable.

Performance Shares

A performance share is the equivalent of one share of common stock. The grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. The performance criteria for performance shares will be based on one or more of the objective criteria set forth on Exhibit A to the plan, attached as Annex B hereto and discussed in general below. If, by the end of the performance period, the recipient has achieved the specified performance criteria, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of common stock or any combination thereof. Unless otherwise determined by the Committee at grant, performance shares will be subject to the Detrimental Activity Provisions.

Other Stock-Based Awards

The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, stock equivalent units, restricted stock units, deferred stock units and awards valued by reference to the book value of shares of Common Stock) under the Incentive Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance criteria for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Incentive Plan, included in Annex B hereto and discussed in general below.

Performance-Based Cash Awards

Cash awards may be granted either alone or in tandem with other awards granted under the Incentive Plan. Cash awards are contingent upon the satisfaction of certain pre-established performance criteria that are reached within a specified performance period, each of which, together with any other terms and conditions, will be determined by the Committee in its sole discretion at the time of grant. At the time the performance criteria are established, the Committee will prescribe a formula to determine the maximum or minimum percentages (which may be greater or less than 100%) of the individual target award which may be earned or payable based upon the degree of attainment of the performance criteria during the performance period. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant's individual target award regardless of the degree of attainment of the performance criteria; provided that, except as otherwise specified by the Committee with respect to an individual target award, no discretion to reduce a performance-based cash award earned based on achievement of the applicable performance criteria will be permitted for any performance period in which a change of control occurs, or during such performance period with regard to the prior performance periods if the performance-based cash awards for the prior performance periods have not been paid by the time of the change of control, with regard to individuals who were participants at the time of the change of control. The performance criteria for performance-based cash awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, attached as Annex B hereto and discussed in general below.

Performance Goals

Awards under the Incentive Plan may be made subject to performance conditions as well as time-vesting conditions. Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

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  enterprise value or value creation targets;

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  after-tax or pre-tax profits, including without limitation as attributable to our continuing and/or other operations;

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  operational cash flow or economic value added;

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  specified objectives with regard to limiting the level of increase in all or a portion of, our bank debt or our other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

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  earnings per share or earnings per share from continuing operations;

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  sales (domestic and/or international), operating performance and efficiency (including shipment performance and inventory management), revenues, net income, gross margin, operating income or earnings before income tax or other exclusions;

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  return on capital employed, return on invested capital or return on assets;

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  total stockholder return, including after-tax or pre-tax return on stockholder equity;

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  fair market value or book value of the shares of Common Stock;

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  growth in the value of an investment in Common Stock assuming the reinvestment of dividends, dividend growth or market capitalization;

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  a transaction that results in the sale of our stock or assets;

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  earnings before interest, taxes plus amortization and depreciation;

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  reduction in expenses or cost savings;

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  strategic objectives including management development, new product development and introduction; or

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  any financial metric set forth in the Incentive Plan or in our financial statements as a percentage of another financial metric.

Performance goals may differ from participant to participant and from Award to Award. Performance goals also may be based on individual participant performance objectives, as determined by the Committee, in its sole discretion.

In addition, all performance goals may be based upon our (or our affiliates, subsidiaries, divisions, other operational units, business segments or administrative departments) attainment of specified levels under one or more of the measures described above relative to the performance of other corporations. To the extent permitted by law, the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change of Control

Unless otherwise determined by the Committee at the time of grant, awards subject to vesting and/or restrictions will not accelerate and vest, or restrictions will not lapse, upon a change in control. In addition, in the discretion of the Committee, awards may be assumed and continued or substituted in accordance with applicable law, purchased by us for an amount equal to the excess of the price of the Common Stock paid in a change in control (not to exceed the fair market value of the Common Stock at the time of purchase) over the exercise price of such award, or cancelled if the price of the Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Limited Transferability of Awards

Awards granted under the Incentive Plan generally are nontransferable, other than by will or by the applicable laws of descent and distribution. However, the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members or trusts. Transfers for value are prohibited.

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Amendment and Termination of the Incentive Plan

The Board or the Committee may generally suspend, terminate, modify or amend the Incentive Plan at any time, subject to stockholder approval if required under applicable law or stock exchange requirements. However, unless otherwise required by law or specifically provided in the Incentive Plan, the rights of a participant with respect to awards granted prior to any amendment, suspension, modification or termination may not be adversely affected without the consent of such participant. In addition, other than adjustments or substitutions specifically permitted in the Incentive Plan, no amendment to the Incentive Plan or to an outstanding award may reduce the exercise price of stock options or SARs or cancel out-of-the-money outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock option or SAR, unless such transaction is approved in advance by the stockholders.

Federal Income Tax Consequences

The following is a brief summary of the general federal income tax consequences to U.S. taxpayers and the Company with respect to the grant, vesting and exercise of Awards granted under the Incentive Plan. This summary does not purport to be complete and does not discuss the tax consequences of a participant's death, the tax consequences of an Award that is subject to but does not satisfy the deferred compensation rules of Section 409A of the Internal Revenue Code, or the tax laws of any locality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise of a nonqualified stock option with respect to vested shares, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with exercise of a nonqualified stock option would be added to the tax basis of the shares and, with respect to an employee, is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares by the participant would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Incentive Stock Options

In general, no taxable income is recognized by a participant upon the grant of an incentive stock option. If the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such shares by the participant (an earlier disposition is a "disqualifying disposition"), then generally upon sale of such shares, any amount realized in excess of the exercise price paid for the shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the exercise price generally will constitute an item which increased the participant's "alternative minimum taxable income". Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that the alternative minimum tax exceeds "ordinary" federal income tax for the year (computed without regard to certain credits and special taxes).

If shares acquired upon the exercise of an incentive stock option are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercises (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. In the case of both nonqualified stock options and incentive stock options, special federal income tax rules apply if the Company's common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

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Stock Appreciation Rights

Generally, no taxable income is recognized when a SAR is granted to a participant. Upon exercise of a SAR, the participant will generally recognize ordinary income in an amount equal to the amount of cash received or the fair market value of any shares received as of the payment date. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Restricted Stock

No taxable income is generally recognized when restricted stock is granted to a participant if the shares are subject to vesting requirements. Upon vesting (or at grant as to any shares that are vested at grant), the participant will generally recognize ordinary income in an amount equal to the then fair market value of the shares subject to the portion of the restricted stock award becoming vested. A participant who receives a restricted stock award may also elect to be taxed at ordinary income rates at the time of grant (notwithstanding that the shares of restricted stock are unvested), in which case future changes in the value of the shares are eligible to be taxed as capital gain or loss when the shares are ultimately sold.

Cash Awards

Upon receipt of cash, the recipient will have taxable ordinary income in the year of receipt equal to the cash received. Any cash received by an employee will be subject to tax withholding by the Company.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer and to certain of the Company's other executive officers. If compensation attributable to Awards to such individuals is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct compensation paid to such individuals to the extent that aggregate non-performance-based compensation exceeds $1,000,000 per individual in any tax year. Furthermore, if an Award is accelerated under the Incentive Plan in connection with a "change in control" (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered).

Future Incentive Plan Awards

Except as set forth above, the terms and number of awards to be granted in the future under the Incentive Plan are to be determined in the discretion of the Committee. Since no other determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our eligible employees, consultants or non-employee directors cannot be determined at this time.

VOTE REQUIRED

Approval of Proposal No. 2 requires the affirmative vote (at a meeting at which a quorum is present) of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE INCENTIVE PLAN.

2011 Proxy Statement    I    47

Proposal No. 3
Advisory Vote on Executive Compensation

The Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation as described below. The Company welcomes the views of stockholders on the design and effectiveness of the Company's executive compensation program. The Company's goal for its executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company's success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders' long-term interests. The Company believes that its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its stockholders. The Company's total stockholder return over the prior 1-, 3- and 5-year periods was 42.4%, 20.7% and 13.4%, respectively.

The Company believes the compensation program for the named executive officers was instrumental in helping the Company achieve strong financial performance. In 2010, the Company's net sales grew to $556.7 million, representing an increase of $90.4 million, or 19.4%, over the prior year. Operating income also increased to $76.4 million in 2010, an increase of $23.2 million, or 43.6% over the prior year. The Company's strong earnings and operational excellence helped drive a cash balance at the end of 2010 of $73.2 million.

The Compensation Discussion and Analysis, beginning on page 17 of this Proxy Statement, describes the Company's executive compensation program and the decisions made by the Compensation Committee in 2010 in more detail. Highlights of the program include the following:

  •
  Total direct compensation levels for the named executive officers generally target between the 25th percentile and the 75th percentile of the retail market. The Company has no long-term cash compensation program for its named executive officers.

  •
  The named executive officers receive regular long-term equity awards in the form of shares of restricted stock and SARs that vest over a four-year period and performance shares that vest over a three-year period. The Company believes these awards ensure that a significant portion of the officers' compensation is tied to long-term stock price performance.

  •
  The named executive officers receive limited perquisites, as shown in our 2010 Summary Compensation Table.

  •
  The Company has no incentive compensation arrangements for executives that create a potential material risk for the Company, based on a risk assessment as described on page 19 of this Proxy Statement.

Stockholders are encouraged to read the "Compensation Discussion and Analysis" section of this Proxy Statement, the accompanying compensation tables, and the related narrative disclosures, which more thoroughly discuss how our compensation policies and procedures implement our compensation philosophy.

The Company requests stockholder approval of the compensation of the Company's named executive officers as disclosed pursuant to the SEC's compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by

48    I    Maidenform Brands, Inc.

stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

VOTE REQUIRED

Approval of Proposal No. 3 requires the affirmative vote (at a meeting at which a quorum is present) of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE COMPANY'S EXECUTIVE COMPENSATION PROGRAM.

Proposal No. 4
Advisory Vote on Frequency of Say-on-Pay Votes

As described in Proposal No. 3 above, the Company's shareholders are being provided the opportunity to cast an advisory vote on the Company's executive compensation program.

This Proposal No. 4 affords stockholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or special stockholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 4, stockholders may vote to have the say-on-pay vote every year, every two years or every three years.

The Company believes that say-on-pay votes should be conducted every year so that shareholders may annually express their views on the Company's executive compensation program. Because this vote is advisory and not binding upon the Company, the Board may decide that it is in the best interests of the Company to hold the say-on-pay vote more or less frequently than the option selected by stockholders. The Compensation Committee, which administers the Company's executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation.

VOTE REQUIRED

Approval of Proposal No. 4 requires the affirmative vote (at a meeting at which a quorum is present) of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

We may not be able to attain an affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting for any one of the alternatives and even if a majority is achieved, the vote is non-binding. However, we intend to carefully review and consider the results of each voting alternative in Proposal No. 4 in making our determination on the frequency of the stockholder advisory vote on our executive compensation in the future.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD SAY-ON-PAY VOTES EVERY YEAR (AS OPPOSED TO EVERY TWO YEARS OR EVERY THREE YEARS).

2011 Proxy Statement    I    49

Proposal No. 5
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2011 fiscal year

At the Annual Meeting, the stockholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2011 fiscal year. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders. Representatives from PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and to respond to questions.

Fees Paid to Auditors

Audit Fees

An aggregate of $1,214,700 and $1,256,600 was billed for the fiscal years January 1, 2011 and January 2, 2010, respectively, for professional services rendered for the audits of the consolidated financial statements of the Company, quarterly reviews, statutory audits, issuance of comfort letters, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees

An aggregate of $0 and $0 was billed for the fiscal years ending January 1, 2011 and January 2, 2010, respectively, for assurance and related services related to accounting consultations.

Tax Fees

An aggregate of $161,000 and $142,300 was billed for the fiscal years ending January 1, 2011 and January 2, 2010, respectively, for services related to tax compliance (review and preparation of corporate tax returns, review of the tax treatments for certain expenses). Other tax services included state and local tax planning and consultations with respect to various domestic and international tax matters.

All Other Fees

An aggregate of $26,000 and $19,000 was billed for the fiscal years ending January 1, 2011 and January 2, 2010.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves all audit and permissible non-audit services. Pursuant to the Company's Audit Committee Pre-Approval Policy, certain types of services up to a predetermined fee limitation have received general pre-approval. The Audit Committee authorized its Chair to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.

As early as practicable in each fiscal year, the independent registered public accounting firm provides to the Audit Committee a schedule of the audit and other services that they expect to provide or may provide during the year. The schedule is specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit

50    I    Maidenform Brands, Inc.

Committee by resolution authorizes or declines the proposed services. Upon approval, this schedule serves as the budget for fees by specific activity or service for the year.

A schedule of additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for their consideration and approval at any time. The schedule is required to be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

VOTE REQUIRED

Approval of Proposal No. 5 requires the affirmative vote (at a meeting at which a quorum is present) of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2011 FISCAL YEAR.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy Card.

2011 Proxy Statement    I    51

 Annex A

2010 Retail Executive & Management Total
Remuneration Report

7-Eleven	Coach	Kenneth Cole Productions	Ross Stores
Abercrombie & Fitch	Coldwater Creek	Knowledge Learning Corporation	rue21
Ace Hardware	Collective Brands	Kohl's	Safeway
Advance Auto Parts	Costco	L.L. Bean	Saks Incorporated
Aeropostale	Crate and Barrel	Limited Brands	Sears
Ahold USA	CVS/Caremark	Limited Stores	ShopKo
Alex Lee	Dick's Sporting Goods	Liz Claiborne	Sonic Automotive
Amazon.com	Dollar General	Lord & Taylor	Sports Authority, The
American Eagle Outfitters	Dollar Tree	Lowe's	Stage Stores
Andersons, The	DSW	Macy's	Staples
Ann Taylor	Express	Maidenform Brands	SUPERVALU
Apple	Family Dollar	Meljer	Talbots
AutoZone	FedEx Corporation	Michaels	Target
Bebe Stores	Foot Locker	Neiman Marcus	TJX Companies
Belk	Gap	New York & Company	Toys 'R' Us
Best Buy	General Nutrition Centers	Nordstrom	Tractor Supply
Big Lots	GSI Commerce	Office Depot	Tween Brands
Bon-Ton Stores, The	Gymboree Corporation, The	OfficeMax	Ulta Salon
Borders Group	Hallmark Cards - Retail	Pantry, The	V.F. Corporation
Cabela's	Harris Teeter	PETCO	Wal-Mart
CarMax	Helzberg Diamonds	PetSmart	Wawa
Carter's	hhgregg	Phillips-Van Heusen	Williams-Sonoma
CBRL Group - Cracker Barrel - Retail	Home Depot, The	Pier 1 Imports	Zale Corporation
Charlotte Russe	Hot Topic	Polo Ralph Lauren
Charming Shoppes	J. C. Penney	QVC	(104 Companies)
Chico's FAS	J. Crew Group	Recreational Equipment Inc (REI)
Children's Place, The	Jewelry Television	Restoration Hardware

2011 Proxy Statement    I    A-1

 Annex B

MAIDENFORM BRANDS, INC.

2009 OMNIBUS INCENTIVE PLAN
(Amended and Restated Effective May 26, 2011)

2011 Proxy Statement    I    B-1

B-2    I    Maidenform Brands, Inc.

ARTICLE I
PURPOSE

The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

This Plan, in the form set forth herein, is effective as of the Restatement Date (as defined in Article XVI) and is an amendment and restatement of the Maidenform Brands, Inc. 2009 Omnibus Incentive Plan (the "Initial Plan") which was initially effective May 21, 2009.

ARTICLE II
DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 "Acquisition Event" means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company's assets.

2.2 "Affiliate" means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

2.3 "Appreciation Award" means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4 "Award" means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5 "Board" means the Board of Directors of the Company.

2.6 "Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar

2011 Proxy Statement    I    B-3

agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to: (i) a Participant's conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud which could cause significant economic injury to the Company; (iii) a Participant's insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the Participant to perform the Participant's duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (v) a Participant's willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7 "Change in Control" has the meaning set forth in Section 12.2.

2.8 "Change in Control Price" has the meaning set forth in Section 12.1.

2.9 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10 "Committee" means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, (i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a "non-employee director" as defined in Rule 16b-3; (ii) to the extent required Section 162(m) of the Code, an "outside director" as defined in Section 162(m) of the Code; and (iii) an "independent director" as defined under Section 303A.02 of the NYSE Listed Company Manual or such other applicable stock exchange rules. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11 "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

2.12 "Company" means Maidenform Brands Inc., a Delaware corporation, and its successors by operation of law.

2.13 "Consultant" means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company's or its Affiliates' securities.

2.14 "Detrimental Activity" means: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the General Counsel or the Chief Executive Officer of the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant's Termination; (b) any activity while employed or performing services that results, or if known could result, in the Participant's Termination that is classified by the Company as a termination for Cause; (c) the Participant's Disparagement, or inducement of others to do so, of the Company

B-4    I    Maidenform Brands, Inc.

or its Affiliates or their past and present officers, directors, employees or products; or (d) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). If it is determined by a court of competent jurisdiction that any provision in this Plan in respect of Detrimental Activities is excessive in duration or scope or otherwise is unenforceable, then such provision may be modified or supplemented by the court to render it enforceable to the maximum extent permitted by law.

2.15 "Disability" means with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) of the Code.

2.16 "Disparagement" means making comments or statements to the press, the Company's or its Affiliates' employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.17 "Eligible Employees" means each employee of the Company or an Affiliate.

2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19 "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.20 "Family Member" means "family member" as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.21 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.22 "Individual Target Award" has the meaning set forth in Section 11.1.

2.23 "Limited Stock Appreciation Right" has the meaning set forth in Section 7.5.

2011 Proxy Statement    I    B-5

2.24 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate.

2.25 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.26 "Other Stock-Based Award" means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.27 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.28 "Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.29 "Performance-Based Cash Award" means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance criteria during a Performance Period.

2.30 "Performance Period" means each fiscal year of the Company or such period (as specified by the Committee) over which the performance of any performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) is to be measured.

2.31 "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.32 "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.33 "Plan" means this Maidenform Brands, Inc. 2009 Omnibus Incentive Plan, as amended from time to time.

2.34 "Reference Stock Option" has the meaning set forth in Section 7.1.

2.35 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.36 "Restriction Period" has the meaning set forth in Subsection 8.3(a).

2.37 "Retirement" means a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, with respect to such Participant at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any involuntary Termination of Employment or Termination of Consultancy by the Company or an Affiliate for any reason with or without Cause. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

2.38 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

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2.39 "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.40 "Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.41 "Section 409A of the Code" means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.42 "Stock Appreciation Right" means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.43 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.44 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.45 "Tandem Stock Appreciation Rights" has the meaning set forth in Section 7.1.

2.46 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.47 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.48 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.49 "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.50 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is

2011 Proxy Statement    I    B-7

employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.51 "Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

ARTICLE III
ADMINISTRATION

3.1    The Committee.    This Plan shall be administered and interpreted by the Committee.

3.2    Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards; and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)    to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)   to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)    to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)   to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)   to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)    to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g)    to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;

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(h)   to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and

(i)     to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(j)     to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto; and

(k)    generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of this Plan.

3.3    Guidelines.    Subject to Article XIII hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be "performance-based," the applicable provisions of Section 162(m) of the Code and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6    Designation of Consultants/Liability.

(a)    The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)   The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such

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counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7    Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, employee's, member's or former member's fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, employees, directors or members may have under applicable law, under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV
SHARE LIMITATION

4.1 Shares.

  (a)    General Limitations.    The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 4,300,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards shall be counted against this limit as 2.01 shares for every share granted. If any Option, Stock Appreciation Right or Other Stock-Based Award that is an Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under this Plan. If any shares of Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards granted under this Plan to a Participant are forfeited for any reason, 2.01 shares of Common Stock shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Stock Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under this Plan. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock which may be issued under this Plan.

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  (b)    Individual Participation Limitations.

  (i)     The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares denominated in shares of Common Stock for any Performance Period, Other Stock-Based Awards, or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of performance criteria in accordance with Section 8.3(b) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

  (ii)    The maximum number of shares of Common Stock subject to all types of Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall not exceed 50,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director's individual share limitation.

  (iii)   There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of performance criteria in accordance with Section 8.3(b) hereof.

  (iv)   The maximum value at grant of Performance Shares denominated in dollars for any Performance Period which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be $5,000,000. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

  (v)    The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of this Plan until used.

  (vi)   The individual Participation limitation for Performance Cash Awards is set forth in Section 11.2(f) of this Plan.

4.2 Changes.

(a)    The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)   Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the Committee shall make such adjustments consistent with such change in such manner

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as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, to the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof, and/or the individual Participant limits set forth in Section 4.1(b) (other than those based on cash limitations). Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

(c)    Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)   In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XII shall apply.

4.3    Minimum Purchase Price.    Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V
ELIGIBILITY

5.1    General Eligibility.    All Eligible Employees, prospective employees and Consultants of the Company and its Affiliates, and Non-Employee Directors of the Company, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock do not constitute "service recipient stock" for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director.

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5.2    Incentive Stock Options.    Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirement.    The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI
STOCK OPTIONS

6.1    Options.    Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2    Grants.    The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to any Consultant or Non-Employee Director. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3    Terms of Options.    Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

  (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

  (b)    Stock Option Term.    The term of each Stock Option shall be fixed by the Committee; provided that no Stock Option granted prior to the Restatement Date (as defined in Article XVI) shall be exercisable more than 10 years after the date the Option is granted and that no Stock Option granted on or after the Restatement Date shall be exercisable more than 7 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

  (c)    Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Option is exercised or

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  becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

  (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock (for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

  (e)    Non-Transferability of Options.    No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

  (f)    Termination by Death, Disability or Retirement.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if Participant's Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

  (g)    Involuntary Termination Without Cause.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

  (h)    Voluntary Termination.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is voluntary (other than a voluntary termination described in subsection (i)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the

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  Participant's Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

  (i)    Termination for Cause.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination (x) is for Cause or (y) is a voluntary Termination (as provided in sub-section (h) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

  (j)    Unvested Stock Options.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

  (k)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

  (l)    Form, Modification, Extension and Renewal of Stock Options.    Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) subject to Section 13.1(d), modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

  (m)    Early Exercise.    The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

  (n)    Other Terms and Conditions.    Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1    Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a

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Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

  (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.3(a).

  (b)    Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

  (c)    Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

  (d)    Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

  (e)    Payment.    Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

  (f)    Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

  (g)    Non-Transferability.    Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of this Plan.

7.3    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

  (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

  (b)    Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee; provided that no Non-Tandem Stock Appreciation Right granted prior to the Restatement Date (as defined in Article XVI) shall be

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  exercisable more than 10 years after the date the right is granted and that no Non-Tandem Stock Appreciation Right granted on or after the Restatement Date shall be exercisable more than 7 years after the date the right is granted.

  (c)    Exercisability.    Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

  (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

  (e)    Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

  (f)    Non-Transferability.    No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant's lifetime, only by the Participant.

  (g)    Termination.    Unless otherwise provided in an Award agreement, upon Termination, Non-Tandem Stock Appreciation Rights shall be exercised in accordance with the provisions of Section 6.3 (f) through (j) of this Plan.

7.5    Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited stock appreciation right (a "Limited Stock Appreciation Right"). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive a number of shares of Common Stock equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

2011 Proxy Statement    I    B-17

ARTICLE VIII
RESTRICTED STOCK

8.1    Awards of Restricted Stock.    Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2    Awards and Certificates.    Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

  (a)    Purchase Price.    The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

  (b)    Acceptance.    Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

  (c)    Legend.    Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Maidenform Brands, Inc. (the "Company") 2009 Omnibus Incentive Plan (as amended from time to time, the "Plan") and an Agreement entered into between the registered owner and the Company dated                        . Copies of such Plan and Agreement are on file at the principal office of the Company."

  (d)    Custody.    If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed,

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  and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3    Restrictions and Conditions.    The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

  (a)    Restriction Period.    (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance criteria pursuant to Section 8.3(b) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

  (b)    Objective Performance Goals, Formulae or Standards.    If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

  (c)    Rights as a Stockholder.    Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

  (d)    Termination.    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

  (e)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

2011 Proxy Statement    I    B-19

ARTICLE IX
PERFORMANCE SHARES

9.1    Award of Performance Shares.    Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the applicable Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

9.2    Terms and Conditions.    Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

  (a)    Earning of Performance Share Award.    At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance criteria established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

  (b)    Non-Transferability.    Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

  (c)    Objective Performance Goals, Formulae or Standards.    The Committee shall, in its sole discretion, establish the objective performance criteria for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

  (d)    Dividends.    Amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

B-20    I    Maidenform Brands, Inc.

  (e)    Payment.    Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual's earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

  (f)    Termination.    Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

  (g)    Accelerated Vesting.    Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X
OTHER STOCK-BASED AWARDS

10.1    Other Awards.    The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, deferred stock units, and Awards valued by reference to book value of shares of Common Stock. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Other Stock-Based Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting

2011 Proxy Statement    I    B-21

for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

10.2    Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

  (a)    Non-Transferability.    Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

  (b)    Dividends.    Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

  (c)    Vesting.    Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

  (d)    Price.    Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

  (e)    Payment.    Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI
PERFORMANCE-BASED CASH AWARDS

11.1    Performance-Based Cash Awards.    Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees and Consultants to whom, and the time or times at which, Performance-Based Cash Awards shall be made, the dollar amount to be awarded pursuant to such Performance-Based Cash Award, and all other conditions for the payment of the Performance-Based Cash Award. The Committee may also provide for the payment of a dollar amount under a Performance-Based Cash Award upon the completion of a specified Performance Period.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance-Based Cash Award upon the attainment of specified objective performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

Subject to Section 11.2(f), for any Participant the Committee may, in its sole discretion, specify a targeted Performance-Based Cash Award for a Performance Period (each an "Individual Target Award"). An Individual Target Award may be expressed, at the Committee's sole discretion, as a fixed dollar amount, a percentage of the Participant's base pay, as a percentage of a bonus pool funded by a formula as determined by the Committee based on achievement of performance criteria, or an amount determined

B-22    I    Maidenform Brands, Inc.

pursuant to an objective formula or standard. The Committee's establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for or any other Participant for that Performance Period or any subsequent Performance Period. At the time the performance criteria are established (as provided in Section 11.2(c)), the Committee shall prescribe a formula to be used to determine the maximum and minimum percentages (which may be greater or less than one-hundred percent (100%), as applicable) of an Individual Target Award that may be earned or payable based upon the degree of attainment of the performance criteria during the Performance Period. Notwithstanding anything else herein, unless otherwise specified by the Committee with respect to an Individual Target Award, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant's Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the performance criteria; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance-Based Cash Award earned based on achievement of the applicable performance criteria shall be permitted for any Performance Period in which a Change of Control occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance-Based Cash Awards for the prior Performance Periods have not been paid by the time of the Change of Control, with regard to individuals who were Participants at the time of the Change of Control.

11.2    Terms and Conditions.    Performance-Based Cash Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

  (a)    Committee Certification.    At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the performance criteria established pursuant to Section 11.2(c) are achieved and, if applicable, the percentage of the Participant's Individual Target Award that has been vested and earned.

  (b)    Waiver of Limitation.    In the event of the Participant's Retirement (other than with respect to Performance-Based Cash Awards that are intended to comply with Section 162(m) of the Code), Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) of the Code with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code), the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

  (c)    Objective Performance Goals, Formulae or Standards.    The Committee shall, in its sole discretion, establish the objective performance criteria for the earning of Performance-Based Cash Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

  (d)    Payment.    Following the Committee's determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be paid to the Eligible Employee or his legal representative, in accordance with the terms and conditions set forth in Performance-Based Cash Award agreement, but in no event, except as provided in the next sentence, shall such amount be paid by no later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends; or (ii) two and one-half (2 1/2) months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of the payment of all or any portion of any Performance-Based Cash Award as the

2011 Proxy Statement    I    B-23

  Committee may determine and prior to the beginning of a Performance Period the Committee may (x) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (y) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an "increase in the amount of compensation" under Code Section 162(m). To the extent applicable, any deferral under this Section 11.2(d) shall be made in a manner intended to comply with the applicable requirements of Section 409A of the Code.

  (e)    Termination.    Unless otherwise determined by the Committee, in its sole discretion, no Performance-Based Cash Award or pro rata portion thereof shall be payable to any Participant who incurs a Termination prior to the date such Performance-Based Cash Award is paid.

  (f)    Maximum Payments.    The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of performance criteria in accordance with Section 11.2(c) which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $5,000,000; provided, however, that the foregoing limit shall be adjusted on a proportionate basis for any Performance-Based Cash Award with a Performance Period that is not based on one (1) fiscal year of the Company.

ARTICLE XII
CHANGE IN CONTROL PROVISIONS

12.1    Benefits.    In the event of a Change in Control of the Company , and except as otherwise provided by the Committee in an Award agreement, a Participant's unvested Award shall not vest and a Participant's Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

  (a)    Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

  (b)   The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, Change in Control Price shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that such price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

  (c)    The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award.

B-24    I    Maidenform Brands, Inc.

  (d)   Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

12.2    Change in Control.    Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a "Change in Control" shall be deemed to occur following any transaction if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); provided, however, that a merger or consolidation effected solely to implement a recapitalization of the Company shall not constitute a Change in Control of the Company; (ii) the stockholders of the Company approve a plan of complete liquidation of the Company; provided, that this subsection (ii) shall not constitute a Change in Control with respect to the amount of any payment pursuant to an Award under this Plan, or any portion thereof, that is triggered upon a Change in Control and that is intended to constitute "non-qualified deferred compensation" pursuant to Section 409A of the Code; or (iii) the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

ARTICLE XIII
TERMINATION OR AMENDMENT OF PLAN

13.1    Termination or Amendment.    Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, that without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law and the exchange or system on which the Company's securities are then listed or traded, no amendment may be made that would:

  (a)    increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

  (b)   increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2) and Section 11.2(f);

  (c)    change the classification of individuals eligible to receive Awards under this Plan;

  (d)   other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation Rights (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights;

  (e)   extend the maximum option period under Section 6.4;

  (f)    alter the Performance Goals set forth in Exhibit A;

2011 Proxy Statement    I    B-25

  (g)    award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(l); or

  (h)   require stockholder approval in order for this Plan to comply with the applicable rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company, the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

ARTICLE XIV
UNFUNDED PLAN

14.1    Unfunded Status of Plan.    This Plan is an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV
GENERAL PROVISIONS

15.1    Legend.    The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.2    Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.3    No Right to Employment/Directorship/Consultancy.    Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

15.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a

B-26    I    Maidenform Brands, Inc.

Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

15.5    No Assignment of Benefits.    No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

15.6    Listing and Other Conditions.

  (a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

  (b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

  (c)    Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

  (d)   A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

15.7    Governing Law.    This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

15.8    Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9    Other Benefits.    No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.10    Costs.    The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

15.11    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

2011 Proxy Statement    I    B-27

15.12    Death/Disability.    The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

15.13    Section 16(b) of the Exchange Act.    All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

15.14    Section 409A of the Code.    Although the Company does not guarantee the particular tax treatment of an Award granted under this Plan, Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

15.15    Successor and Assigns.    This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

15.16    Severability of Provisions.    If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

15.17    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

15.18    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ARTICLE XVI
EFFECTIVE DATE OF PLAN

The Initial Plan was originally adopted by the Board in its resolution adopting the Initial Plan on July 7, 2005 and was thereafter approved by the stockholders of the Company in 2005. The Board subsequently approved this amendment and restatement of the Initial Plan in the form set forth herein (the "Amended and Restated Plan") subject to, and to be effective upon, the approval of the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at the Company's 2009 annual stockholders' meeting to be held on May 21, 2009 (the "Restatement Date"). If the Amended and Restated Plan is not so approved by the stockholders, all provisions of the Initial Plan shall remain effective.

B-28    I    Maidenform Brands, Inc.

ARTICLE XVII
TERM OF PLAN

No Award shall be granted pursuant to this Plan on or after April 3, 2019, but Awards granted prior to such date may extend beyond that date; provided that no Award (other than Stock Options or Stock Appreciation Rights) that is intended to be "performance-based" under Section 162(m) of the Code shall be granted on or after the first meeting of the Company's stockholders that occurs in the fifth year following the year of stockholder approval of the Amended and Restated Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance criteria are approved) by the stockholders. In the event that any such Award is granted, the Award shall be a valid Award but it shall not qualify for the "performance-based compensation" exception under Section 162(m) of the Code unless it is granted subject to the approval of, and is approved by, the stockholders at the first stockholder meeting following such grant.

ARTICLE XVIII
NAME OF PLAN

This Plan shall be known as "The Maidenform Brands, Inc. 2009 Omnibus Incentive Plan."

2011 Proxy Statement    I    B-29

Exhibit A
Performance Goals

A.    Performance Goals.    Performance goals established for purposes of the grant, vesting or payment of Awards of Restricted Stock, Performance Shares, Other Stock-Based Awards, or Performance-Based Cash Awards that are intended to be "performance-based" under Section 162(m) of the Code shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following criteria ("Performance Goals"):

  (a)    enterprise value or value creation targets;

  (b)   after-tax or pre-tax profits, including without limitation as attributable to continuing and/or other operations of the Company;

  (c)    operational cash flow or economic value added;

  (d)   specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, or other capital structure improvements, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

  (e)   earnings per share or earnings per share from continuing operations;

  (f)    sales (domestic and/or international), operating performance and efficiency (including shipping performance and inventory management), revenues, net income, gross margin, operating income or earnings before income tax or other exclusions;

  (g)    return on capital employed, return on invested capital, or return on assets;

  (h)   total shareholder return, including after-tax or pre-tax return on stockholder equity;

  (i)     the fair market value or book value of the shares of the Company's Common Stock;

  (j)     the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends, dividend growth or market capitalization;

  (k)    a transaction that results in the sale of stock or assets of the Company;

  (l)     earnings before interest, taxes plus amortization and depreciation;

  (m)  reduction in expenses or cost savings;

  (n)   strategic objectives including management development, new product development and introduction; or

  (o)   any financial metric set forth herein or in the Company's financial statements as a percentage of another financial metric.

To the extent permitted under Section 162(m) of the Code, unless the Committee otherwise determines, in its sole discretion, that appropriate adjustment should be made to reflect the impact of an event or occurrence, the Committee shall exclude the impact of any of the following events or occurrences:

  (i)     restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges;

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  (ii)    an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or

  (iii)   a change in tax law or accounting standards required by generally accepted accounting principles.

Performance Goals may also be based upon individual Participant performance criteria, as determined by the Committee, in its sole discretion.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or affiliate, subsidiary, division, other operational unit, business segment or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation). To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:

  (x)   designate additional business criteria on which the performance criteria may be based; or

  (y)    adjust, modify or amend the aforementioned business criteria.

B.    GAAP.    Except as otherwise provided herein, the measures used in Performance Goals shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's regular reports on Forms 10-K and 10-Q.

C.    Deviations from GAAP.    To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

2011 Proxy Statement    I    B-31

Important Notice Regarding the Availability Of Proxy Materials

For the Annual Meeting to Be Held On Thursday, May 26, 2011.

The following Proxy Materials are also available to you to review at: http://www.maidenformbrands.com

•	the Company’s Annual Report for the year ending January 1, 2011;
•	the Company’s 2011 Proxy Statement (including all attachments thereto); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

MAIDENFORM BRANDS, INC.

ANNUAL MEETING OF STOCKHOLDERS, MAY 26, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MAIDENFORM BRANDS, INC.

The undersigned stockholder of Maidenform Brands, Inc. (the “Company”)  revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 26, 2011 and the Proxy Statement, and appoints Maurice S. Reznik and Christopher W. Vieth, and each of them individually, the Proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 200 Madison Avenue, 25th Floor, New York, NY 10016 (Tel #:212-592-0700), on Thursday, May 26, 2011 at 9:00 a.m. Eastern Daylight time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse.

VOTE BY INTERNET

QUICK  * * *  EASY  * * *  IMMEDIATE

Maidenform Brands, Inc.

As a stockholder of Maidenform Brands, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.  Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 25, 2011, the day prior to the meeting day.

Vote Your Proxy on the Internet:		Vote Your Proxy by mail:
Go to www.maidenformbrands.com

Have your proxy card available when you access the above website. Click on “Please click here to view the Online Proxy Voting information” and follow the instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE

VOTING ELECTRONICALLY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Please mark your votes like this  ☒

The Board of Directors recommends a vote “FOR” each of the six nominees, “FOR” Proposals No. 2, 3, & 5,  and “1 YEAR” regarding Proposal No. 4.

1. Election of Directors	FOR	WITHHOLD
(01) Norman Axelrod	☐	☐
(02) Bernd Beetz	☐	☐
(03) Harold F. Compton	☐	☐
(04) Barbara Eisenberg	☐	☐
(05) Maurice S. Reznik	☐	☐
(06) Karen Rose	☐	☐

2.	Amendment to the Company’s 2009 Omnibus Incentive Plan
	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Advisory vote on executive compensation
	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Advisory vote on the frequency of the advisory vote on executive compensation
	☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

5.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year
	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please indicate if you plan to attend this meeting.
	☐ YES	☐ NO

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED.  IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS NO. 1, 2, 3 & 5,  AND “1 YEAR” REGARDING PROPOSAL NO. 4.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2011

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.